UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

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ANIKA THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2018 Annual Meeting of Stockholders of Anika Therapeutics, Inc., a Massachusetts corporation (“Anika"), will be held at Anika’s corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts 01730, on Thursday, May 31, 2018, at 11:30 a.m., local time.

At the Annual Meeting the following matters will be considered:

1.	election of two Class I directors;
2.	reincorporation of Anika in Delaware;
3.	increase in the number of authorized shares of common stock;
4.	ratification of the appointment of Deloitte & Touche LLP as Anika’s independent registered public accounting firm for the year ending December 31, 2018;
5.	advisory vote on executive compensation; and
6.	any other matters that properly come before the Annual Meeting.

Only stockholders of record of common stock at the close of business on April 2, 2018, the record date, will be entitled to receive notice of and to vote at the Annual Meeting.

Proxies are being solicited on behalf of the Board of Directors. We have adopted the Securities and Exchange Commission rule that allows companies to furnish proxy materials over the Internet. We are mailing a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to most of our stockholders instead of a paper copy of this Proxy Statement and our 2017 Annual Report. The Internet Availability Notice contains instructions on how to access and review those documents over the Internet. This process allows us to provide stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you received an Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you may request those materials by following the instructions included in the Internet Availability Notice.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please complete and return your proxy card or vote by telephone or via the Internet by following the instructions on the Internet Availability Notice. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

Sylvia Cheung
Chief Financial Officer & Secretary

Bedford, Massachusetts
April [•], 2018

32 Wiggins Avenue Bedford, Massachusetts 01730

Proxy Statement dated April [•], 2018

2018 Annual Meeting of Stockholders

Anika Therapeutics, Inc., a Massachusetts corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its Board of Directors of proxies to be voted at its 2018 Annual Meeting of Stockholders and any adjournments. Anika Therapeutics, Inc. is providing these materials to the holders of record of its common stock as of the close of business on April 2, 2018 and is first making available or mailing the materials on or about April [•], 2018.

The Annual Meeting is scheduled to be held as follows:

Date	Thursday, May 31, 2018

Time:	11:30 a.m., Eastern daylight saving time

Meeting Address:	32 Wiggins Avenue, Bedford, Massachusetts 01730

Your vote is important. Please see the detailed information that follows.

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Table of Contents

2018 Proxy Summary	1
Questions and Answers about the Annual Meeting	4
PROPOSAL 1: ELECTION OF DIRECTORS	8
Vote Required	8
Board Recommendation	8
Information Regarding the Directors	8
The Board’s Role in Risk Oversight	10
Board Leadership Structure	11
Corporate Governance, Board Matters and Committees	11
Communications with the Board	13
Code of Business Conduct	14
Majority Voting in Uncontested Director Elections Policy	14
Transactions with Related Persons and Conflict of Interest Policy	14
BENEFICIAL OWNERSHIP OF COMMON STOCK	15
Section 16(a) Beneficial Ownership Reporting Compliance	16
EXECUTIVE OFFICERS	17
COMPENSATION DISCUSSION AND ANALYSIS	18
Executive Summary	18
Compensation Philosophy	19
Key Compensation Policies and Practices	20
2017 Compensation Decisions	22
Other Compensation Matters	24
COMPENSATION COMMITTEE REPORT	26
EXECUTIVE COMPENSATION	27
Summary Compensation Table	27
Option Grants and Plan Awards in 2017	28
Outstanding Equity Awards at December 31, 2017	29
2017 Equity Award Exercises and Stock Vested	30
Potential Payments Upon Termination or Change in Control	30
CEO Pay Ratio	31
Director Compensation	31
Director and Executive Officer Stock Retention Guidelines	32
Compensation Committee Interlocks and Insider Participation	33
Equity Compensation Plan Information	33
PROPOSAL 2: DELAWARE REINCORPORATION	34
Principal Features of the Reincorporation	34
Reasons for the Reincorporation	34
Potential Anti-Takeover Implications of Reincorporation	34
Comparison of Stockholder Rights Before and After the Reincorporation	35
Regulatory Approvals and Effective Time	42
Securities Law Consequences	43
PROPOSAL 3: APPROVAL OF INCREASE AUTHORIZED SHARES OF COMMON STOCK	44
AUDIT COMMITTEE REPORT	46
PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR FOR 2018	47
PROPOSAL 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION	50
OTHER MATTERS	51
SOLICITATION EXPENSES	51
STOCKHOLDER PROPOSALS	51
APPENDIX A	52
APPENDIX B	54
APPENDIX C	58

References in this Proxy Statement to “we,” “us,” “our,” “our company” and similar references refer to Anika Therapeutics, Inc. and its subsidiaries, unless the context requires otherwise.

ANIKA, ANIKA THERAPEUTICS, and CINGAL are our registered trademarks. This Proxy Statement also contains registered trademarks that are the property of other companies.

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2018 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Time and Date	11:30 a.m., Eastern daylight saving time, on May 31, 2018
Place	32 Wiggins Avenue, Bedford, Massachusetts
Record Date	April 2, 2018
Voting	Stockholders will be entitled to one vote at the Annual Meeting for each outstanding share of common stock they hold of record as of the record date.
Outstanding Common Stock	14,745,152 shares as of the record date

Annual Meeting Agenda

Proposal		Board Recommendation
1	Election of directors	FOR each nominee
2	Reincorporation in Delaware	FOR
3	Authorized share increase	FOR
4	Ratification of independent auditors for 2018	FOR
5	Advisory “say on pay” vote	FOR

How to Cast Your Vote

You can vote by any of the following methods:

Until 11:59 p.m., EDST, on May 30, 2018		At the Annual Meeting on May 31, 2018
•	Internet: www.proxyvote.com	•	In person:
•	Telephone: +1-800-690-6903 if you are the stockholder of record or beneficially hold shares in “street name”		▶	If you are the stockholder of record, your admission ticket is attached to your proxy card
•	Completed, signed, and returned proxy card		▶	If you beneficially own shares held in “street name,” you must bring proof of ownership

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Proposal 1: Election of Directors

Director Nominee	Age	Director Since	Occupation	Experience / Qualifications	Independent	Committee Memberships	Other Boards
Joseph L. Bower, D.B.A.	79	1993	Donald Kirk Davis Professor Emeritus at Harvard Business School	• Leadership • General Experience	Yes	• Compensation (Chair) • Audit	• Loews Corporation • New America High Income Fund
Jeffery S. Thompson	52	2011	Partner, Healthedge Investment Partner, LLC	• Leadership • Industry Experience	Yes	• Compensation • Audit	• Sinclair Pharma, plc • MNG Laboratories, LLC • Westone Laboratories • Lifesync Corp. • The Columbus Organization, LLC • Data Dimensions, LLC

Board Recommendation:	The Board of Directors recommends a vote “FOR” the reelection of Dr. Bower and Mr. Thompson.
Vote Required for Approval:	Affirmative vote of a majority of votes cast. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal, except to the extent that failure to vote for an individual results in another individual receiving a larger percentage of votes.

Proposal 2: Approval of Delaware Reincorporation

The Board of Directors has approved a proposal to change our state of incorporation from the Commonwealth of Massachusetts to the State of Delaware.
Board Recommendation:	The Board recommends a vote “FOR” our reincorporation in Delaware.
Vote Required for Approval:	Affirmative vote of two-thirds of the issued and outstanding shares of common stock. Abstentions and broker non-votes, if any, will be counted as votes against the reincorporation in Delaware.

Proposal 3: Authorized Share Increase

The Board of Directors has approved a proposal to increase the aggregate number of shares of common stock that we are authorized to issue from 60,000,000 to 90,000,000. If approved, this increase will be implemented whether or not Proposal 2 is approved.
Board Recommendation:	The Board recommends a vote “FOR” the increase in authorized shares.
Vote Required for Approval:	Affirmative vote of a majority of the issued and outstanding shares of common stock. Abstentions and broker non-votes, if any, will be counted as votes against the increase in authorized shares.

Proposal 4: Ratification of Auditors for 2018

The Audit Committee has approved the retention of Deloitte & Touche LLP as our independent registered public accounting firm with respect to our consolidated financial statements and the effectiveness of our internal control over financial reporting as of, and for the fiscal year ending, December 31, 2018.
Board Recommendation:	The Board of Directors recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent auditor for 2018.
Vote Required for Approval:	Affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter. This proposal is considered a routine matter, and broker non-votes will be counted.

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Proposal 5: Advisory “Say on Pay” Vote

The overall objective of our executive compensation policy is to attract and retain highly qualified executive officers and to motivate those officers to provide superior performance for the benefit of our company and stockholders.

Compensation Element		Description		Objectives
Base Salary	•	Fixed cash compensation	•	Provide appropriate level of fixed compensation based on role, responsibility, performance and competitive market practices
Cash Bonuses	•	Annual cash award based on performance of company and individual	•	Reward the achievement of financial results, organizational development, business and technical development, individual goals, and contribution to stockholder value
	•	Prorated in the year of hire if employment begins before October 1	•	Encourage retention
Equity-Based Grants	•	Grants of stock options, or other forms of equity securities, under our equity plan	•	Provide executive officers with opportunity to be compensated based on common stock price appreciation
	•	Includes stock appreciation rights, restricted stock awards and performance-based equity awards	•	Align interests of our executive officers with those of our stockholders

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Option Awards	Stock Awards	All Other Compensation	Total
Charles H. Sherwood, Ph.D.	2017	$622,641	$466,981	$2,960,954	$-	$187,037	$4,237,612
Chief Executive Officer	2016	$601,586	$496,308	$1,519,778	$861,286	$52,060	$3,531,018
	2015	$581,242	$508,587	$864,043	$535,815	$52,118	$2,541,805
Sylvia Cheung	2017	$359,085	$185,827	$709,054	$-	$18,720	$1,272,686
Chief Financial Officer	2016	$346,942	$171,736	$439,830	$301,069	$18,720	$1,278,297
	2015	$335,210	$188,556	$289,996	$264,931	$18,720	$1,097,413
Joseph G. Darling	2017	$181,987	$93,990	$750,281	$749,960	$5,993	$1,782,212
President
Ed Ahn, Ph.D.	2017	$347,243	$125,007	$599,331	$-	$19,080	$1,090,662
Chief Technology and	2016	$315,675	$156,259	$439,830	$301,069	$18,720	$1,231,553
Strategy Officer	2015	$305,000	$137,250	$43,953	$-	$18,720	$504,923
Richard Hague	2017	$326,025	$102,698	$599,331	$-	$27,096	$1,055,150
Chief Commerical Officer	2016	$315,000	$127,575	$439,830	$301,069	$84,799	$1,268,273
	2015	$48,462	$-	$-	$727,650	$24,831	$800,943

Board Recommendation:	The Board of Directors recommends a vote “FOR” the approval of executive compensation for the 2017 fiscal year.

Vote Required for Approval:	Affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on this proposal. This vote is required by law, but it will not be binding on us or the Board.

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Questions and Answers about the Annual Meeting

Q:	When and where will the Annual Meeting be held?

A:	This year the Annual Meeting of Stockholders of Anika Therapeutics, Inc., which we refer to below as the Annual Meeting, will be held at our corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts 01730, on Thursday, May 31, 2018, at 11:30 a.m., local time.

Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?

A:	We are furnishing stockholders of record with access to, or copies of, the following proxy materials:

•	our 2017 Annual Report to Stockholders, which includes our audited consolidated financial statements;

•	this Proxy Statement for the 2018 Annual Meeting, which also includes a Notice of Annual Meeting of Stockholders;

•	for most stockholders, a Notice of Internet Availability of Proxy Materials; and

•	for other stockholders who are receiving printed copies of the 2017 Annual Report and Proxy Statement by mail, a proxy card for the Annual Meeting.

These materials were first made available on the Internet or mailed to stockholders on or about April [•], 2018.

Q:	Why was I mailed a Notice of Internet Availability of Proxy Materials rather than a printed set of proxy materials?

A:	In accordance with rules and regulations adopted by the Securities and Exchange Commission or SEC, we are furnishing the proxy materials to most stockholders by providing access via the Internet, instead of mailing printed copies. This e-proxy process expedites our stockholders’ receipt of proxy materials, lowers our costs, and reduces the environmental impact of the Annual Meeting.

The Notice of Internet Availability of Proxy Materials tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. The Notice also provides instructions you may follow to request paper or e-mailed copies of our proxy materials.

Q:	Are the proxy materials available via the Internet?

A:	You can access the proxy materials for the Annual Meeting at ir.anikatherapeutics.com/financial-information/annual-reports.

Q:	What is a proxy?

A:	Because it is important that as many stockholders as possible be represented at the Annual Meeting, the Board of Directors asks that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability of Proxy Materials or proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to Joseph Darling and Sylvia Cheung, which means you will authorize Mr. Darling and Ms. Cheung to vote your shares at the Annual Meeting in the way you instruct. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Q:	What matters will the stockholders vote on at the Annual Meeting?

A:	•	Proposal 1. Election of two director nominees: Joseph Bower and Jeffery Thompson.

•	Proposal 2. Reincorporation of our company in Delaware.

•	Proposal 3. Increase in number of authorized shares of common stock.

•	Proposal 4. Ratification of appointment of our independent auditor for 2018.

•	Proposal 5. Approval, as an advisory vote, of 2017 executive compensation as disclosed in this Proxy Statement.

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Q:	Why are we proposing to reincorporate in Delaware?

A:	We believe that reincorporating in Delaware will give us a greater measure of flexibility and certainty in corporate governance than is available under Massachusetts law. Delaware is recognized for adopting comprehensive, modern, and flexible corporate laws, which are revised periodically to respond to the changing legal and business needs of corporations. Delaware’s specialized business judiciary is composed of experts in corporate law matters, and a substantial body of court decisions has developed construing Delaware corporation law. As a result, Delaware law provides greater clarity and predictability with respect to our corporate legal affairs than is currently the case under Massachusetts law. For these and other reasons, many major U.S. corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the manner outlined in Proposal 2.

Q:	What is entailed by the reincorporation?

A:	We are currently incorporated in Massachusetts and, as such, governed by Massachusetts law. As a result of the reincorporation, we will be reincorporated in Delaware and governed by Delaware law. The reincorporation will be effected by a plan of domestication that has been adopted by the Board of Directors. A copy of this plan of domestication is attached as Appendix A.

The reincorporation will not involve any change in our business, directors, officers, management, properties, or corporate headquarters.

Q:	How will the reincorporation affect my rights as a stockholder?

A:	Your rights as a stockholder currently are governed by Massachusetts law, our Restated Articles of Organization, as amended, and our Amended and Restated By-Laws. As a result of the reincorporation, you will remain a stockholder of our company with rights governed by Delaware law and our new Certificate of Incorporation and Bylaws, which differ in various respects from your current rights. These important differences are discussed in this Proxy Statement under “Proposal 2: Delaware Reincorporation─Comparison of Stockholder Rights Before and After the Reincorporation.” Forms of our new Certificate of Incorporation and Bylaws after the reincorporation are attached to this Proxy Statement as Appendixes B and C, respectively.

Q:	How will the reincorporation affect my ownership percentage in our company?

A:	Your proportionate ownership interest in our company will not be affected by the reincorporation.

Q:	Are dissenters’ rights available in connection with the reincorporation?

A:	No. Massachusetts law does not afford stockholders dissenters’ rights in connection with a reincorporation.

Q:	Why are we proposing to increase the number of authorized shares of our common stock to 90,000,000?

A:	We believe that an increase in our number of authorized shares of common stock would place us in a more equal position relative to our peers and competitors. We also believe that an approval of this proposal is desirable to provide us greater flexibility to manage our business and support our growth plans. While we have no current specific plans for the additional shares, future growth-supporting initiatives utilizing such shares may include raising additional capital through stock offerings, issuing share dividends, providing equity incentives to attract or retain executives, employees, and directors, or funding potential M&A opportunities using common stock as consideration.

Q:	Who can vote at the Annual Meeting?

A:	Stockholders of record of common stock at the close of business on April 2, 2018, the record date, will be entitled to vote at the Annual Meeting. A total of 14,745,152 shares of common stock were outstanding as of the record date. Each share outstanding on the record date will be entitled to one vote on each proposal.

Q:	What is a stockholder of record?

A:	A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, American Stock Transfer & Trust Co.

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Q:	What does it mean for a broker or other nominee to hold shares in “street name”?

A:	If you beneficially own shares held in an account with a broker, bank, or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.”

An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, under the rules of the NASDAQ Stock Market, Inc., or NASDAQ, the organization’s authority to vote your shares will depend upon whether the proposal is considered a “routine” or non-routine matter.

•	The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2018 (Proposal 4).

•	The organization generally may not vote on non-routine matters, including Proposals 1, 2, 3, and 5. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.

Q:	How do I vote my shares if I do not attend the Annual Meeting?

A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

•	Via the Internet: You may vote via the Internet at www.proxyvote.com, in accordance with the voting instructions printed on the Notice of Internet Availability of Proxy Materials and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern daylight saving time, on May 30, 2018. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the Internet, you do not need to return a proxy card.

•	By Telephone: If you receive a proxy card by mail, you may vote by calling 1-800-690-6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern daylight saving time, on May 30, 2018. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card.

•	By Mail: If you receive a proxy card by mail, you may vote by returning the completed and signed proxy card in the postage-paid return envelope provided with the proxy card.

If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker, or other nominee. In general, you may vote prior to the Annual Meeting as follows:

•	Via the Internet: You may vote at www.proxyvote.com, in accordance with the voting instructions printed on the Notice of Internet Availability of Proxy Materials and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern daylight saving time, on May 30, 2018. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone: If you receive a proxy card by mail, you may vote by calling 1-800-690-6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern daylight saving time, on May 30, 2018. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly.

•	By Mail: You may vote by returning a completed and signed proxy card in accordance with instructions provided by your bank, broker, or other nominee.

For your information, voting via the Internet is the least expensive to us, followed by telephone voting, with voting by mail being the most expensive. Also, you may help us to save the expense of a second mailing if you vote promptly.

Q:	Can I vote at the Annual Meeting?

A:	If you are a stockholder of record, you may vote in person at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

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Q:	May I change my vote or revoke my proxy?

A:	If you are a stockholder of record, you may later change or revoke your proxy at any time before it is exercised by:

•	voting via the Internet or telephone at a later time; or

•	submitting a completed and signed proxy card with a later date.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker, or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the Board of Directors on all five proposals presented in this Proxy Statement and as they may determine in its discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank, or other organization that is the stockholder of record of your shares, the organization generally may vote on routine matters but not on non-routine matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2018 (Proposal 4). If the organization does not receive instructions from you on how to vote your shares on one or more of Proposals 1, 2, 3 and 5, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.

Q:	What if other matters are presented at the Annual Meeting?

A:	If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the five proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors is currently comprised of six directors and is divided into three classes: Class I, Class II, and Class III. Each class of directors serves for a three-year term, with one class of directors being elected by our stockholders at each annual meeting. Joseph Bower and Jeffery Thompson serve as Class I Directors, with terms of office expiring at the Annual Meeting. Raymond Land and Glenn Larsen serve as Class II Directors, with terms of office expiring at the 2019 Annual Meeting of Stockholders. Joseph Darling and Stephen Wheeler serve as Class III Directors, with terms of office expiring at the 2020 Annual Meeting of Stockholders.

Dr. Bower and Mr. Thompson are our Board’s nominees for election to the Board at the 2018 Annual Meeting. The Class I Directors will be elected to hold office until the 2021 Annual Meeting and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by our Amended and Restated By-laws, to elect Dr. Bower and Mr. Thompson as Class I Directors. If either of the Class I Directors becomes unavailable or declines to serve, the persons acting under the accompanying proxy may vote the proxy for the election of a substitute in their discretion. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Vote Required

At the Annual Meeting, the election of a director requires the affirmative vote of a majority of votes cast by the holders of common stock entitled to vote pursuant to our Majority Voting in Uncontested Director Elections Policy, which is described more particularly in “─Majority Voting in Uncontested Director Elections Policy” below. Abstentions and broker non-votes, if any, will not be treated as votes cast and will have no impact on the proposal, except to the extent that failure to vote for an individual in the election of directors results in another individual receiving a larger percentage of votes.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

Information Regarding the Directors

The following table sets forth the name of each current director, including the nominees for Class I Director, his age and the year in which he became a director of Anika Therapeutics, Inc.

		Director	Term
Director Name	Age	Since	Expires
Class I Directors:
Joseph L. Bower	79	1993	2018
Jeffery S. Thompson	52	2011	2018
Class II Directors:
Raymond J. Land	73	2006	2019
Glenn R. Larsen, Ph.D.	63	2015	2019
Class III Directors:
Joseph G. Darling	60	2018	2020
Steven E. Wheeler	71	1993	2020

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Joseph L. Bower, D.B.A., joined the Board in February 1993. Dr. Bower has been the Chairman of the Board since March 9, 2018, and he previously served as lead director from April 2005 through that date. Since July 2014, he has been the Donald Kirk David Professor Emeritus at Harvard Business School. From 2008 through 2014, he was the Baker Foundation Professor of Business Administration at Harvard Business School, and prior to 2008, he was the Donald Kirk David Professor of Business Administration. Throughout his tenure, Dr. Bower also served in many administrative roles at Harvard Business School, including as Senior Associate Dean. Dr. Bower also serves as a director of Loews Corporation and the New America High Income Fund, Inc. During the past five years, Dr. Bower also served as a director of Brown Shoe Company, Inc. and Sonesta International Hotels Corporation. He holds an A.B., as well an M.B.A. and a D.B.A. from Harvard University. Dr. Bower brings to the Board more than four decades of experience in business strategy, corporate governance, leadership and management, during which time he has written books about and taught these subjects at the Harvard Business School. Additionally, he has consulted with numerous organizations on matters related to strategy, organizational development and succession planning. As a result, we believe he is well suited for his roles as our Chairman of the Board and as Chairperson of the Compensation Committee. Dr. Bower also serves on the Audit Committee.

Joseph G. Darling was appointed Chief Executive Officer of Anika Therapeutics in March 2018 and simultaneously became a member of the Board. Mr. Darling has served as President since July 2017. Mr. Darling served as the Executive Chairman of Arthrosurface, Inc., an orthopedic medical technology company, from September 2016 to July 2017 and as the Chief Operating Officer of Interventional Spine, Inc. (formerly Triage Medical, Inc.), a spinal medical device company, from May 2015 to September 2016. From 2008 through December 2014, Mr. Darling held a series of senior management positions at CONMED Corporation and affiliated medical technology entities focused on surgical devices for minimally invasive procedures, including acting as the Global President of Linvatec Corporation (d.b.a. CONMED Linvatec) from 2008 through December 2014 and as the Executive Vice President of Global Commercial Operations for CONMED Corporation from 2011 through December 2014. Prior to 2008, Mr. Darling held leadership roles at Smith & Nephew, Inc., including as the Senior Vice President of Sports Medicine and Biologics where launched a portfolio of new and innovative sports medicine products, Baxter International Inc., Wyeth Pharmaceuticals, Inc., and Abbott Laboratories. Mr. Darling holds a B.A. from Syracuse University. Mr. Darling brings to the Board and our company an extensive career with broad general management skills and backgrounds in both the pharmaceutical and medical device industries. He also has a strong understanding of all aspects of our business given his role as our President and Chief Executive Officer and his prior industry background, and he provides invaluable insight to the Board with respect to their decision-making functions. Mr. Darling’s strengths in commercialization activities will position Anika for success as we transform from a contract manufacturing company to a full directly commercialized company with the addition of our next generation OA treatment and our regenerative medicine portfolio. In addition to Mr. Darling’s commercial experience, Mr. Darling brings a wealth of experience in strategy development and execution, research and development, business development, and financial management.

Raymond J. Land became a member of the Board in January 2006. He also serves as chairman of the board of directors of BioAmber, Inc., a publicly traded company developing chemicals from renewable feedstocks, and a director and chairman of the Audit Committee of Mountain View Pharmaceuticals, Inc., a privately held company specializing in biopharmaceuticals. During 2017, Mr. Land also served as the interim Chief Financial Officer of BioAmber, Inc. for approximately three months. From 2008 through 2010, Mr. Land served as the Senior Vice President and Chief Financial Officer of Clarient, Inc., an advanced molecular diagnostics company. From June 2007 to June 2008, he was the Senior Vice President and Chief Financial Officer of Safeguard Scientifics, Inc., a venture capital firm. Prior to Safeguard Scientifics, Inc., Mr. Land held executive management and Chief Financial Officer positions at Medcenter Solutions, Inc., a pharmaceutical marketing company where he was also a board member, and Orchid Cellmark, a provider of DNA testing services. Mr. Land previously served as Senior Vice President and Chief Financial Officer for Genencor International, Inc., a biotechnology company focusing on bioproducts and healthcare, from 1997 until its acquisition in April 2005. From 1991 to 1996, he served as Senior Vice President and Chief Financial Officer for West Pharmaceutical Services, Inc. Previously, Mr. Land was with Campbell Soup Company, Inc. where for nine years he held increasingly senior financial positions and also served as General Manager of a frozen food division. Prior to joining Campbell Soup, he was with Coopers and Lybrand for nine years. Mr. Land is a retired Certified Public Accountant and has a B.S. degree in accounting and finance from Temple University. Mr. Land's qualifications for membership on the Board include his extensive prior experience as chief financial officer at multiple companies, including several in the life science industry. He serves as the Chairperson and designated financial expert on the Audit Committee and as a member of the Governance and Nominating Committee.

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Glenn R. Larsen, Ph.D., joined the Board in February 2015. He is currently Chairman, President, and Chief Executive Officer of Aquinnah Pharmaceuticals, Inc., a pharmaceutical company focused on the development of treatments for ALS, Alzheimer’s, and other neurodegenerative diseases, which he co-founded in February 2014. He is also a co-founder and Chairman of the board of directors of 180 Therapeutics L.P., a clinical stage musculoskeletal drug development company focusing on treating fibrosis, which he co-founded in 2013. He previously served as Chief Scientific Officer and Executive Vice President of Research and Development at SpringLeaf Therapeutics, Inc., a producer of combination drug delivery devices, from 2010 through 2013 and as Chief Operating Officer and Executive Vice President of Research and Development, and as a member of the board of directors, at Hydra Biosciences, Inc., a biopharmaceutical company, from 2003 through 2010. During his prior employment at Wyeth (now Pfizer)/Genetics Institute, Dr. Larsen served in various drug discovery and development leadership positions, including Vice President Musculoskeletal Sciences where he directed Wyeth’s second-largest therapeutic area with responsibility for Enbrel, an anti-TNF therapeutic with multi-billion dollar annual sales used to treat rheumatoid arthritis and other diseases. Dr. Larsen received his Ph.D. in Biochemistry from Stony Brook University and a PMD from Harvard University Business School. Dr. Larsen’s qualifications for membership on the Board include his strong scientific background in pharmaceuticals, biotech, orthopedics and regenerative medicine, and his extensive experience in management, product development and business development at multiple companies in the life science industry, all of which provide the Board with innovative product and commercial development perspectives and insights. He serves as a member of the Compensation Committee and a member of the Governance and Nominating Committee.

Jeffery S. Thompson joined the Board of Directors in January 2011. He is a Partner with HealthEdge Investment Partners, LLC or HealthEdge, a Tampa, Florida based private equity firm that provides strategic capital exclusively in the healthcare industry. Mr. Thompson previously served as President, CEO, and Chairman of Enaltus, a HealthEdge portfolio company specializing in unique skincare solutions. Mr. Thompson currently serves as a director for various HealthEdge affiliated companies including Lifesync Corporation, MNG Laboratories, Formulated Solutions, LLC, The Columbus Organization, LLC, and Data Dimensions, LLC. Mr. Thompson also serves as a non-executive director for Sinclair Pharma, plc, a publicly traded, London-based, international aesthetic dermatology company. Prior to joining Anika, he served as President, Chief Executive Officer and Chairman of Advanced Bio-Technologies, another HealthEdge portfolio company specializing in skincare solutions. Mr. Thompson also served as a director and the Chief Operating Officer for Stiefel Laboratories, Inc., an independent pharmaceutical company specializing in dermatology. Prior to his Chief Operating Officer role, he was Senior Vice President of U.S. Business Services of Stiefel Laboratories, Inc and President of Glades Pharmaceuticals. Earlier in his career, Mr. Thompson held sales and business management positions at Bausch & Lomb Pharmaceuticals and SmithKline Beecham. Mr. Thompson holds a B.S. in general science from the University of Pittsburgh. Mr. Thompson’s qualifications for membership on the Board include his prior experience in running a pharmaceutical company and his knowledge of the medical device industry, both of which provide the Board with product and business development perspectives and insights. He serves on the Audit Committee and the Compensation Committee.

Steven E. Wheeler joined the Board in 1993. Since 1997, he has been the President of Wheeler & Co., a private investment firm. He is also currently a director of HFF, Inc. During the past five years, Mr. Wheeler also served as a director of Bariston Partners, LLC, a private equity investment firm, and PingTone Communications, Inc., a privately held VOIP telephone services provider. Between 1993 and 1996, he was Managing Director and a director of Copley Real Estate Advisors and President, Chief Executive Officer, and a director of Copley Properties, Inc., a publicly traded real estate investment trust. From 1991 to 1993, he was Chairman and Chief Executive Officer of Hancock Realty Investors, which manages an equity real estate portfolio. Earlier, he was an Executive Vice President of Bank of New England Corporation from 1990 to 1991. Mr. Wheeler received a B.S. in engineering from the University of Virginia, an M.S. in nuclear engineering from the University of Michigan and an M.B.A. from Harvard University Business School. Mr. Wheeler brings to the Board a broad understanding of business and finance matters, as well as over 20 years of experience as a member of the Board. He serves as a member of the Compensation Committee and as Chairperson of the Governance and Nominating Committee.

The Board’s Role in Risk Oversight

The role of the Board of Directors in our risk oversight process includes receiving reports from management or a Board committee chairperson on areas of material risk to our company, including operational, financial, commercial, legal, regulatory, strategic, and reputational risks. The Board has delegated primary responsibility to the Audit Committee to review these reports and discuss with management the process by which management assesses and manages our risk exposure, risk management, and risk mitigation strategies. The Audit Committee also works with other committees to assess areas of risk under the particular purview of those committees. When the Audit Committee receives a report from management or another committee, the Chairperson of the Audit Committee reports on his or her review of the report to the full Board. This enables the Board and its committees to coordinate the risk oversight role to ensure that all directors receive all significant risk-related information. The Board also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions and through regular periodic reports from our independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting. In addition, as part of its charter, the Audit Committee discusses with management and our independent registered public accounting firm significant risks and exposures, as well as the steps management has taken to minimize those risks.

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Board Leadership Structure

Since March 9, 2018, Dr. Bower has served as the Chairman of the Board. He previously served as lead director, and the Board of Directors did not have a Chairman. Separating the Chairman role and the Chief Executive Officer role allows our Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Chairman to focus on leading the Board in its fundamental role of providing advice to and independently overseeing management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. The Board believes that having separate positions, with an independent, non-executive director serving as the Chairman, is the appropriate leadership structure for our company at this time and allows the Board to fulfill its role with appropriate independence.

Corporate Governance, Board Matters, and Committees

The Board of Directors has determined that each of its members, except for Mr. Darling, is “independent” within the meaning of the director independence standards of NASDAQ and the SEC. The Board based these determinations primarily on a review of the responses of each director to questions regarding employment and compensation history, affiliations, and family and other relationships, and on other relevant discussions with the directors.

Independent directors meet regularly in executive sessions without management participation. The executive sessions generally occur in connection with regularly scheduled meetings of the Board and committees of the Board, and at other times the independent directors deem appropriate. The executive sessions are chaired either by the Chairman of the Board or by the Chairperson of the Board committee having jurisdiction over the particular subject matter to be discussed at the particular meeting or portion of a meeting.

The Board reviews matters related to our corporate governance annually at a regularly scheduled meeting of the Board. This includes an evaluation of our by-laws, committee charters, stockholder rights plan, and other matters related to our governance. During this review, the Board assesses input from management and outside consultants to discern whether any actions should be taken on any of these topics. Furthermore, the Board conducts periodic evaluations that focus on the effectiveness of the Board as a whole and of its committees. Board members complete a detailed questionnaire that (a) provides for quantitative rankings in key areas and (b) seeks subjective comments in each of those areas. In addition, members of each Board committee complete a detailed questionnaire to evaluate how well their committee is operating and to make suggestions for improvement. The evaluation process is managed by the Chairperson of the Nominating and Governance Committee, with advice from outside counsel. Outside counsel conducts separate, confidential interviews with each of the directors to follow-up on responses and comments reflected in the questionnaires. An anonymized summary of the principal findings from the questionnaires and interviews is prepared by outside counsel and is used as the basis for self-assessment discussions by the Board and its committees.

The Board met eight times during 2017. No director attended less than 80% of the aggregate of (1) the total number of Board meetings and (2) the total number of meetings held by all committees on which such director served. Our Annual Meetings of Stockholders are generally held to coincide with the Board’s regularly scheduled meetings. Directors are encouraged to attend the Annual Meeting. Each of the then-current directors attended the 2017 Annual Meeting of Stockholders.

The Board currently has three standing committees:

•	Audit Committee;
•	Compensation Committee; and
•	Governance and Nominating Committee.

The Board has adopted a written charter for each of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee, which are reviewed yearly by each of the committees. You can find links to these materials in the corporate governance section of our website at www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

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Audit Committee

The current members of the Audit Committee are Mr. Land, as Chairperson, Dr. Bower, and Mr. Thompson. Messrs. Land and Thompson and Dr. Bower served on the Audit Committee throughout 2017. The Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by NASDAQ and the SEC, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 or the Exchange Act. In addition, the Board has determined that each member of the Audit Committee is financially literate and has the requisite financial sophistication to serve on the committee. The Board has also determined that Mr. Land qualifies as an “audit committee financial expert” under the rules of the SEC. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Land’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Land any duties, obligations, or liability that are greater than those that are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

The purposes of the Audit Committee are, among other things, to (1) oversee our accounting and financial reporting processes and the audits of our financial statements, (2) take, or recommend that the Board take, appropriate action to oversee the qualifications, independence and performance of our independent registered public accounting firm, (3) lead the review of our risk management processes and exposure to risk, and (4) prepare an Audit Committee report as required by the SEC to be included in our annual proxy statement. The Audit Committee has direct authority to appoint, retain, oversee, and, when appropriate, terminate our independent registered public accounting firm. The Audit Committee also has the responsibility to confer with the independent registered public accounting firm regarding the scope, method, and result of the audit of our books and records, to report the same to the Board, and to establish and monitor a policy relative to non-audit services provided by the independent registered public accounting firm in order to ensure the firm’s independence.

The Audit Committee holds separate sessions of its meetings, outside the presence of management, with our independent auditors in conjunction with each regularly scheduled Audit Committee meeting in which the independent auditors participate. The Audit Committee met nine times during 2017.

Compensation Committee

The current members of the Compensation Committee are Dr. Bower, as Chairperson, Dr. Larsen, Mr. Thompson, and Mr. Wheeler, each of whom is independent for purposes of NASDAQ listing standards and applicable SEC regulations. Messrs. Thompson and Wheeler and Drs. Bower and Larsen served on the Compensation Committee throughout 2017. The Compensation Committee, among other things, exercises on behalf of the Board of Directors all of the Board’s responsibilities relating to the development and implementation of our compensation programs which provide incentives that further our long-term strategic plan with the goal of enhancing enduring stockholder value, including: (1) managing our overall compensation structure, policies and programs, (2) reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, (3) reviewing the performance of and determining the compensation of our Chief Executive Officer, (4) reviewing the performance of and determining, with the advice and assistance of the Chief Executive Officer, the compensation of our executive officers other than the Chief Executive Officer, (5) annually reviewing and recommending to the Board compensation for non-employee directors, (6) overseeing our overall compensation programs, including granting awards under our stock option and equity incentive plan, (7) preparing a report on executive compensation to be included in our annual proxy statement, and (8) appointing, retaining, compensating, terminating, and overseeing the work of any compensation consultant or other compensation adviser, as well as considering the independence of any compensation consultant or other compensation adviser. The Compensation Committee met five times during 2017.

Governance and Nominating Committee

The current members of the Governance and Nominating Committee are Mr. Wheeler, as Chairperson, Mr. Land, and Dr. Larsen. Messrs. Wheeler and Land and Dr. Larsen served on the Governance and Nominating Committee throughout 2017. The Governance and Nominating Committee is primarily responsible for (1) recommending to the Board of Directors the criteria for Board and committee membership, (2) identifying, evaluating, and recommending nominees to stand for election as directors at each Annual Meeting of Stockholders, including incumbent directors and candidates recommended by stockholders, (3) matters related to executive and Board succession, (4) coordinating the evaluation of the Board and its committees, and (5) Board education programs. The Governance and Nominating Committee met five times during 2017.

When considering candidates for director, the Governance and Nominating Committee takes into account a number of factors, including the following minimum qualifications: the nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the stockholders. In addition, the Governance and Nominating Committee will take into consideration such other factors as it deems appropriate, including any direct experience in the biotechnology, pharmaceutical, and/or life sciences industries or in the markets in which we operate. The Governance and Nominating Committee may also consider, among other things, the skills of the candidate, his or her availability, the candidate’s depth and breadth of experience or other background characteristics, and his or her independence. In addition, the Board believes that diversity is an important component of a board of directors and good corporate governance, including diversity of background, skills, experience, gender, race, and ethnicity. Although we do not currently have formal diversity policy, the Governance and Nominating Committee, guided by its charter, assesses and considers the diversity of the Board prior to nominating candidates and seeks to identify director candidates who will enhance the Board’s overall diversity. The Governance and Nominating Committee and the Board select candidates on the basis of qualifications and experience without discriminating on the basis of race, color, national origin, gender, sex, sexual preference, or religion. The Board has adopted a retirement policy providing that directors will not be nominated for election to the Board after their 75th birthday, which was waived by the Board in relation to the nomination of Dr. Bower for election at the 2018 Annual Meeting due to his distinguished experience and unique leadership position with our company and the Board. We believe that our current Board members collectively possess diverse knowledge, expertise, and experience in the disciplines that impact our business.

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The Governance and Nominating Committee will consider written recommendations from stockholders of Anika Therapeutics regarding potential candidates for election as directors. The Governance and Nominating Committee will review and evaluate the qualifications of director nominee candidates who have been recommended by stockholders in compliance with procedures established from time to time by the Governance and Nominating Committee and will conduct such inquiries as it deems appropriate. The Governance and Nominating Committee will consider for nomination any proposed director candidate who is deemed qualified by the Governance and Nominating Committee in light of the minimum qualifications and other criteria for Board membership described above or otherwise approved by the Board from time to time.

Stockholders wishing to suggest a candidate for director should write to the Governance and Nominating Committee in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730 and include:

●	the name and address of record of the stockholder;
●	a representation that the stockholder is a record holder of our common stock, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) under the Exchange Act;
●	the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full years of the proposed director candidate;
●	a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;
●	a description of all arrangements or understandings between the stockholder and the proposed director candidate;
●	the written consent of the proposed director candidate (1) to be named in the proxy statement relating to the Annual Meeting of Stockholders, (2) to have all required information regarding such candidate included in the proxy statement relating to the Annual Meeting of Stockholders filed pursuant to the rules of the SEC and (3) to serve as a director if elected at such annual meeting; and
●	any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

The Governance and Nominating Committee may solicit recommendations for candidates for directors from non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, and such other sources as it deems appropriate, including stockholders. The Governance and Nominating Committee will review and evaluate the qualifications of all such proposed candidates in the same manner and without regard to the source of the recommendation.

Communications with the Board

If you wish to communicate with any of our directors or the Board of Directors as a group, you may do so by writing to the Board, or such individual director(s), in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730.

We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Executive Officer will be forwarded promptly to the appropriate addressee(s).

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Code of Business Conduct

It is our policy that all of our officers, directors, and employees worldwide conduct our business in an honest and ethical manner and in compliance with all applicable laws and regulations. The Board of Directors has adopted the Anika Therapeutics, Inc. Code of Business Conduct and Ethics in order to clarify, disseminate and enforce this policy. The Code of Business Conduct and Ethics applies to all of our officers, directors, and employees worldwide, including our Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct and Ethics can be viewed on the investor relations section of our website at http://www.anikatherapeutics.com under “Corporate Governance.” Please note that the information contained on the website is not incorporated by reference in, or considered to be part of, this Proxy Statement.

Majority Voting in Uncontested Director Elections Policy

On December 8, 2015, the Board of Directors adopted our “Majority Voting in Uncontested Director Elections Policy.” An uncontested election occurs when the number of director nominees is equal to the number of Board positions to be filled through election and proxies are being solicited for such election of directors solely by our company. Pursuant to our policy in such an election, if a director receives a greater number of votes “withheld” than “for” his or her election, such director shall promptly offer his or her resignation for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee shall then consider all of the relevant facts and circumstances, and the committee shall recommend to the Board whether or not to accept such offer of resignation. The final decision of whether or not to accept such resignation shall be made by the Board, and, if required or determined by the Board to be desirable, we shall appropriately disclose the decision of the Board along with the rationale for such decision.

Transactions with Related Persons and Conflict of Interest Policy

It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with our business interests. This policy is included in our Code of Business Conduct and Ethics, and it is supplemented by our Conflict of Interest Policy, which was implemented by the Board of Directors on October 6, 2015. Both the Code of Business Conduct and Ethics and the Conflict of Interest Policy are reviewed annually. Among other things, this policy requires each director and officer of Anika Therapeutics to provide written notice of any potential related party transaction, defined by our policy to mirror the definition of Item 404 of Regulation S-K (with the exception that our policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404 of Regulation S-K) to the Chairman of the Board (or to the Chief Executive Officer if such transaction involves the Chairman of the Board) including all information that the Chairman of the Board or Chief Executive Officer may request. Upon receiving all relevant information, the disinterested members of the Board may approve the transaction if they determine that the transaction is in the best interests of, and fair to, us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The Board may also establish guidelines for ongoing management of a specific related party transaction. The policy requires continuing related party transactions to be reviewed on at least an annual basis. Additionally, the policy requires all of our executives and directors to complete a directors and officers questionnaire in connection with each of our annual proxy statements, which asks them to disclose family relationships and other related party transactions.

From January 1, 2017 through the date of this proxy statement, we had one reportable related party transaction. Charles Sherwood III, an adult child of Dr. Charles Sherwood, a former director and our former Chief Executive Officer through March 2018, is employed on an at-will basis as our Vice President Corporate Legal Counsel and received total compensation for fiscal year 2017 of approximately $273,300, which included 3,000 incentive stock options with an initial Black-Scholes value of $55,000, granted under our equity incentive plan on January 27, 2017 with an exercise price of $50.13 on the date of grant and vesting occurring in three equal annual installments beginning one year from the date of grant. He also received, and continues to receive, benefits generally available to all employees. For 2018, the Board approved a base salary for Mr. Sherwood III of $230,000, 4,700 incentive stock options and 3,100 performance-based stock options under our equity incentive plan with a total Black-Scholes value of approximately $156,000 on the date of grant, as well as a bonus initially targeted to equal 35% of his base salary. Mr. Sherwood III was also granted a promotion-based equity award of 5,000 stock options under our equity incentive plan with a total Black-Scholes value of approximately $99,000 on January 1, 2018. All equity awards granted in 2018 vest in four equal annual installments beginning one year from the date of grant. The compensation for Mr. Sherwood III was determined in accordance with our standard employment and compensation practices. The 2017 compensation was approved by the Board in accordance with our Conflict of Interest Policy. In December 2017, the Board approved Mr. Sherwood III’s 2018 compensation in accordance with our Conflict of Interest Policy for ongoing related party transactions.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth the beneficial ownership of common stock as of April 2, 2018, by:

●	each director who served during 2017 or 2018;
●	each of the Named Executive Officers named in the Summary Compensation Table set forth under “Executive Compensation;”
●	each other person which is known by us to beneficially own 5% or more of our common stock; and
●	current directors and executive officers as a group.

Unless otherwise noted below, the address of each person listed on the table is in care of Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Common Stock Outstanding (2)
Directors and Named Executive officers:
Joseph L. Bower	43,162	(3)	*
Raymond J. Land	15,150	(4)	*
Glenn R. Larsen, Ph.D.	8,103	(5)	*
Jeffery S. Thompson	7,843	(6)	*
Steven E. Wheeler	34,594	(7)	*
Charles H. Sherwood, Ph.D.	789,547	(8)	5.15%
Sylvia Cheung	235,772	(9)	1.58%
Joseph G. Darling	21,436	(10)	*
Edward Ahn, Ph.D.	64,748	(11)	*
Richard Hague	48,646	(12)	*
Current directors and executive officers as a group (10 persons)	1,269,001	(13)	8.08%
5% and Above Stockholders:
Blackrock, Inc.
55 East 52nd Street
New York, NY 10055	1,876,645	(14)	12.73%
Kayne Anderson Rudnick Investment Management LLC
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA 90067	1,777,502	(15)	12.05%
Wellington Management Group LLP
280 Congress Street
Boston, MA 02210	1,211,678	(16)	8.22%
Dimensional Fund Advisors LP
Building One, 6300 Bee Cave Road
Austin, TX 78746	901,304	(17)	6.11%
The Vanguard Group
100 Vanguard Blvd.
Malvern, PA 19355	834,970	(18)	5.66%

* Indicates less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Accordingly, the number of shares deemed beneficially owned includes (i) shares of common stock owned as of March 31, 2018 and (ii) shares that may be acquired within sixty days of March 31, 2018 through the exercise or vesting of equity awards granted under our equity incentive plans. Unless otherwise indicated below, to our knowledge, all persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.
(2)	As of March 31, 2018, there were 14,745,152 shares of common stock outstanding. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person to acquire those shares are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group.

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(3)	This amount includes (i) 2,004 shares subject to restricted stock units and (ii) 2,000 shares owned by Dr. Bower’s spouse.
(4)	This amount includes 2,004 shares subject to restricted stock units.
(5)	This amount includes 1,626 shares subject to restricted stock units.
(6)	This amount includes 2,004 shares subject to restricted stock units.
(7)	This amount includes 2,004 shares subject to restricted stock units.
(8)	As noted elsewhere in this proxy statement, Dr. Sherwood retired from his roles as our Chief Executive Officer and as a director of our company effective March 9, 2018. Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Dr. Sherwood on March 22, 2018. Dr. Sherwood beneficially owns and has sole voting power and sole dispositive power with respect to 789,547 shares. This amount includes 630,559 shares subject to stock options that are exercisable within sixty days of March 31, 2018.
(9)	This amount includes 198,164 shares subject to stock options and stock appreciation rights that are exercisable within sixty days of March 31, 2018 and 5,619 shares of restricted stock vesting in four equal annual installments commencing one year from the applicable grant date.
(10)	Mr. Darling was hired as our President on July 27, 2017. On March 9, 2018, Mr. Darling was appointed as our President and Chief Executive Officer, and he became one of our directors. This amount includes 20,114 unvested shares of restricted stock which vests in annual installments commencing from the applicable grant date in accordance with the terms of the Mr. Darling’s employment agreement and the applicable grant instruments. 4,835 shares of these unvested shares will vest immediately if Mr. Darling’s employment is terminated “without cause” or Mr. Darling terminates his employment with our company for “good reason” as defined in Mr. Darling’s employment agreement with us.
(11)	This amount includes 57,488 shares subject to stock options that are exercisable within sixty days of March 31, 2018 and 3,950 shares of restricted stock vesting in four equal annual installments commencing one year from the applicable grant date.
(12)	This amount includes 24,996 shares subject to stock options that are exercisable within sixty days of March 31, 2018 and 14,450 shares of restricted stock vesting in four equal annual installments commencing one year from the applicable grant date.
(13)	This amount includes shares beneficially owned by Dr. Sherwood and reported on his behalf on the amended Schedule 13G filed with the SEC on March 22, 2018. This amount also includes 9,642 shares subject to restricted stock units, 44,133 shares of unvested restricted stock, and 280,648 shares in the aggregate subject to stock options that are exercisable within sixty days of March 31, 2018 owned by other Named Executives Officers and directors of the Company. If shares beneficially owned by Dr. Sherwood were not included in the calculation of percentage of common stock outstanding, current directors and executive officers as a group (9 persons) would beneficially own 2.94% of the outstanding shares of the Company.
(14)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Blackrock, Inc. on January 17, 2018. Blackrock, Inc. has sole voting power with respect to 1,851,158 shares and sole dispositive power with respect to 1,876,645 shares.
(15)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Kayne Anderson Rudnick Investment Management LLC on February 13, 2018. Kayne Anderson Rudnick Investment Management LLC has sole voting power with respect to 1,423,680 shares, shared voting power with respect to 353,822 shares, sole dispositive power with respect to 1,423,680 shares, and shared dispositive power with respect to 25,878 shares.
(16)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Wellington Management Group, LLP on February 8, 2018. Wellington Management Group LLP has shared power to vote or direct the vote with respect to 933,386 shares and shared dispositive power with respect to 353,822 shares.
(17)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Dimension Fund Advisors LP. on February 9, 2018. Dimensional Fund Advisors LP has sole voting power with respect to 847,712 shares and sole dispositive power with respect to 901,304 shares.
(18)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of The Vanguard Group on February 12, 2018. The Vanguard Group has sole voting power with respect to 25,578 shares, shared voting power with respect to 1,100 shares, sole dispositive power with respect to 809,092 shares, and shared dispositive power with respect to 25,878 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

The Exchange Act requires that our officers, directors, and persons who own more than 10% of our common stock file initial reports of ownership and report of changes in ownership with the SEC and NASDAQ. Officers, directors and persons who beneficially own more than 10% of our common stock are also required to furnish us with a copy of all forms they file pursuant to Section 16(a) of the Exchange Act. To our knowledge, based solely upon a review of Forms 3, 4 and 5 and other applicable forms as well as amendments thereto furnished to us under Rule 16a-3(e) of the Exchange Act for the year ended December 31, 2017, no officer, director, or person who owns more than 10% of our outstanding shares of common stock failed to file such reports on a timely basis during 2017.

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EXECUTIVE OFFICERS

The Board of Directors elects our executive officers annually at a regular meeting held immediately preceding an Annual Meeting of Stockholders. The Board also elects executive officers throughout the year as such individuals are hired by us. Such executive officers hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, unless they sooner resign or are removed from office. There are no family relationships between any of our directors, director nominees, or executive officers.

The following table lists the current executive officers of Anika Therapeutics and certain information concerning the executive officers of Anika Therapeutics. It is anticipated that each of these officers will be re-appointed by the Board immediately preceding the Annual Meeting:

Name	Age	Position
Joseph G. Darling	60	President and Chief Executive Officer
Sylvia Cheung	42	Chief Financial Officer, Treasurer, and Secretary
Edward Ahn, Ph.D.	45	Chief Technology and Strategy Officer
Thomas Finnerty	60	Chief Human Resource Officer
Richard Hague	57	Chief Commerical Officer

Mr. Darling’s biography is included above in the section titled “Proposal 1: Election of Directors – Information Regarding the Directors.”

Sylvia Cheung was appointed Chief Financial Officer, Treasurer and Secretary on April 1, 2013. Ms. Cheung served as our Vice President of Strategic Processes commencing in 2012. Since October 2014, she has also served as General Manager for our Italy-based subsidiary, Anika Therapeutics S.r.l., and she served in the same role from 2010 to 2011. Ms. Cheung originally joined our company as its Controller in 2005, and, in addition to fulfilling these financial responsibilities, she led our integration of Anika S.r.l. subsequent to its acquisition in 2009. Prior to joining Anika, she held a series of progressively responsible financial management positions at Transkaryotic Therapies, Inc. From 1995 to 2000, Ms. Cheung worked for PricewaterhouseCoopers LLP as an Audit Senior Associate with a focus in technology companies. Ms. Cheung holds a B.S. in business administration and accounting from the University of Massachusetts in Amherst and an M.B.A. from Boston University, and she is a Certified Public Accountant (inactive).

Edward Ahn, Ph.D., was appointed Chief Technology and Strategy Officer on October 30, 2014. From 2012 through 2014, Dr. Ahn was Managing Director and Chief Science Officer at MedCap Advisors where he built merger strategies, strategic partnerships and licensing agreements for emerging medical device, biotechnology and biological organizations with a focus on regenerative medicine. Prior to his work at MedCap, Dr. Ahn was Vice President of Product Development for Pioneer Surgical Biologics from 2007 through 2012. In this role Dr. Ahn directed Pioneer Surgical Biologic’s product development policies, objectives and initiatives. He has also served as Chief Executive Officer, Chief Technology Officer and Founder of Angstrom Medica, Inc., a company based upon his doctoral thesis work and focused on commercializing nanotechnology in the area of Orthopedics. Dr. Ahn holds a B.S. in chemical engineering from Stanford University and both an M.S. in chemical engineering practice and a Ph.D. in chemical engineering from Massachusetts Institute of Technology.

Thomas Finnerty was appointed Chief Human Resources Officer on October 30, 2017. From June 2017 through his appointment, Mr. Finnerty served as a human resources consultant to our company. Prior to his work with Anika, Mr. Finnerty served as the Senior Vice President of Human Resources at Smith & Nephew from 1999 through 2016 where he was responsible for delivering value-added programs, processes and leadership in global human capital management. Mr. Finnerty has also held human resources positions at Novartis/Chiron Diagnostics and the Foxboro Company. Mr. Finnerty holds B.S. in business from the University of Massachusetts Dartmouth and an M.B.A. from Babson College.

Richard Hague was appointed Chief Commercial Officer on October 26, 2015. From November 2014 through joining our company, Mr. Hague was the Vice President Sales and Marketing at TEI Medical where he was responsible for driving the revenue growth of that corporation’s dermal scaffold product, as well as for the build out of its sales and marketing teams. From 2011 through 2014, Mr. Hague was Vice President Sales, Marketing, and Commercial Operations for Sanofi Biosurgery’s Cell Therapy and Regenerative Medicine group. In this role, Mr. Hague was responsible for the global commercial operations of the group’s products in the orthopedic sports medicine and burn markets. Prior to this, Mr. Hague was the Senior Director and Head of Sales for Genzyme Biosurgery where he headed the U.S. sales team in the orthopedics and sports medicine market. Mr. Hague holds a B.S. in marketing from the University of Connecticut.

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COMPENSATION DISCUSSION AND ANALYSIS

This section describes and analyzes the material elements of the 2017 compensation for our Named Executive Officers, or NEOs, identified in the Summary Compensation Table, as follows:

Name	Title (as of December 31, 2017)
Charles H. Sherwood, Ph.D.	Chief Executive Officer
Sylvia Cheung	Chief Financial Officer
Joseph G. Darling	President
Edward Ahn, Ph.D.	Chief Technology and Strategy Officer
Richard Hague	Chief Commercial Officer

Effective March 9, 2018, Dr. Sherwood retired as Chief Executive Officer, and Mr. Darling was appointed to that position. That transition did not impact the compensation decisions for 2017 discussed below.

We have divided this discussion into five parts:

1.	Executive Summary

2.	Compensation Philosophy

3.	Key Compensation Policies and Practices

4.	2017 Compensation Decisions

5.	Other Compensation Matters

Executive Summary

Our Fiscal Year 2017 Business Performance. We generated 10% top line growth in 2017, and our total shareholder return, or TSR, for two-year period ended December 31, 2017 increased by 41%. We continued to execute on our key strategies to enhance our performance and set the stage for enhanced growth and profitability over the next several years as we look to maximize returns from our key markets for our stakeholders. These efforts, which we believe will strengthen our competitive position and drive long-term growth and stockholder value, included:

•	expanding our international presence, especially with respect to our viscosupplementation franchise;

•	continuing to execute on activities associated with developing our direct commercial capability for the commercialization of Cingal in the United States;

•	expanding our product pipeline by achieving 510(k) clearance from the Food and Drug Administration, or FDA, for our injectable bone repair product;

•	completing enrollment in our Cingal Phase III clinical trial ahead of our scheduled year-end completion date;

•	continuing to progress on the enrollment of patients in our Hyalofast Phase III clinical trial;

•	expanding our R&D pipeline through collaboration with the University of Massachusetts to continue development of a therapy for the treatment of rheumatoid arthritis and with the University of Liverpool to develop an injectable mesenchymal stem cell therapy for the treatment of osteoarthritis;

•	completing all planned activities associated with the consolidation of our global manufacturing operations at our headquarters in Bedford, Massachusetts; and

•	implementing a new enterprise resource planning system to allow us to optimize processes and provide system capability for future growth.

In addition to these operational efforts, our financial highlights for 2017 included:

•	revenue growth of 10% year-over-year to $113.4 million;

•	international orthobiologics revenue growth of 22%;

•	net income of $31.8 million;

•	no debt as of December 31, 2017;

•	product gross margin of 75% for the full year; and

•	cash, cash equivalents and investments totaling $157.2 million as of December 31, 2017.

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Compensation Decisions. We made compensation decisions for our NEOs for 2017 that were directly linked to our performance. In particular, the Compensation Committee awarded to the NEOs:

•	cash bonuses based on the business performance results above and a review of individual performance accomplishments, with awards ranging from 70% to 115% of target; and

•	stock options in early 2017 that became vested based on objective performance goals tied to our 2017 net income and specific 2017 business milestones and that, based on performance results, vested at 55% of target.

Mr. Darling, who was hired in 2017, received new hire stock option and restricted stock awards in connection with accepting his offer of employment.

Stockholder Outreach. In our say-on-pay vote last year, about 58% of the votes were cast in favor of our executive compensation. In order to achieve future results more aligned with the over 90% support we have regularly received on say-on-pay votes in prior years, management reached out to twenty-five of our largest stockholders, representing over 60% of our outstanding shares, in early 2018 to solicit feedback on our executive compensation program and to understand issues or concerns pertinent to those investors. We were able to connect with several of those investors for these conversations. The general theme from these conversations was that our investors would prefer a clearer explanation of how we align performance and compensation through enhanced narrative disclosure and the disclosure of the particular metrics that we consider. We appreciated the feedback that we received, and, as a result of these discussions, we have, and will continue to, enhance our disclosure on these points, including in the following discussion.

Compensation Philosophy

The Compensation Committee approves our compensation policies and oversees our overall compensation program. The overriding goal of our compensation program is to drive long-term high performance and stockholder value creation through our pay programs and corporate culture. As a result, the Compensation Committee ties performance to many aspects of our compensation program, including pay levels, incentive payouts, and pay opportunities. The Compensation Committee, utilizing both the structure of our compensation program and its discretion, as necessary, structures our executive compensation program to reward our NEOs when performance exceeds goals. A significant portion of incentive compensation is weighted towards overall leadership team achievement against targeted goals (rather than individual performance), so that if we meet or exceed our goals, the teams earn target or better awards. Conversely, if the team fails to meet the minimum thresholds, components of performance-based compensation will not be awarded. As a general matter, the Compensation Committee targets total NEO compensation at the median of each position’s market reference point. The Compensation Committee considers a NEO’s total pay to be within the range of market median if it is within 15% of the median. We have designed our compensation program to achieve the following:

1.	motivate and reward our executives to achieve or exceed our financial and operating performance objectives;

2.	propel our business forward through a focus on operational excellence and execution of our business strategy;

3.	link each NEO’s compensation with specific business objectives;

4.	align each NEO’s compensation with the interests of long-term stockholders by tying a significant portion of total compensation opportunity to the value of our stock;

5.	reinforce accountability and cooperation by tying a significant portion of total NEO compensation to overall company performance;

6.	attract and retain talented leaders who can drive and implement our growth and operational excellence strategies;

7.	reward individual performance and accomplishments; and

8.	keep the compensation packages competitive with those of our peers and other companies with whom we compete for talent.

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Key Compensation Policies and Practices

Key Features. We believe that our executive compensation program includes key features that align the interests of the NEOs with our stockholders and does not include features that misalign their interests. During 2017, we arranged our compensation program in accordance with the practices set forth below:

What We Do	What We Don’t Do

✓ Align NEO pay with our performance

✓ Align a significant portion of NEO pay with stockholders through long-term incentives, including performance-based option awards in 2017

✓ Balance short-term and long-term incentives

✓ Require NEOs to own significant amounts of stock through robust stock ownership guidelines (see pg. 32 of this Proxy Statement)

✓ Include, in our equity compensation plan, minimum vesting requirements for equity awards

✓ Impose caps on annual incentive awards

✓ Utilize a compensation consultant to annually review our compensation program

✓ Solicit say-on-pay votes annually

Ä No automatic or guaranteed annual salary increases

Ä No guaranteed bonus or long-term incentive awards

Ä No repricing of stock options or SARs without stockholder approval

Ä No hedging/pledging of our stock per our insider trading policy

Ä No long-term incentive backdating

Ä No granting of stock options or SARs at an exercise price less than fair market value

Key Performance Factors. In setting the compensation for our executive officers, the Compensation Committee relies primarily on our overall financial performance and an assessment of the individual’s performance and contribution to our development and achievements. Typical achievement measures considered by the Compensation Committee include, but may not be limited to, the following:

Company Financial Performance	Individual Performance
• Revenue growth	• Franchise or geographic revenue growth
• Net income achievement	• Clinical trial progress or completion
• Product gross margin	• Achievement of regulatory approvals for new products or line extensions
• Cash flow	• New product launches in key geographies
• Share price performance	• Key employee recruitment or retention
• Completion of significant projects that drive company growth
• Procurement of patents or other intellectual property

Peer Group. In addition to the company and individual performance metrics set forth above, the Compensation Committee weighs other quantitative factors such as general compensation trends. In this regard, the Compensation Committee periodically reviews surveys of executive compensation and information concerning compensation at similarly situated companies. The Compensation Committee engaged Radford, an Aon Hewitt Company—a business unit of Aon plc, a national executive compensation consulting firm (“Radford”), to assist the Company in selecting an appropriate peer group for compensation comparisons and to perform an executive compensation review.

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The Compensation Committee, with the assistance of Radford, performed this analysis in 2013, 2015, 2016, and 2017, and it has taken up the practice of performing this analysis yearly. In completing its analysis for the 2017 compensation season, the Compensation Committee reviewed competitive data compiled by Radford from a peer group comprised of 18 companies of similar size and related businesses. The Compensation Committee also reviewed market data from the 2016 Radford Global Life Sciences Executive Survey (the “Radford Survey”) covering over 55 public biopharmaceutical and medical device companies. While the Compensation Committee does not determine compensation based on formulaic criteria, it generally seeks to achieve an overall compensation level approximating the industry median, within 15%. The following is the composition of the peer group utilized for our 2017 compensation analysis:

Peer Group Companies
Biopharmaceutical Companies	Medical Device Companies
Exelixis, Inc.	AtriCure, Inc.
Halozyme, Inc.	Atrion Corporation
Macrogenics, Inc.	Cerus Corporation
MiMedx Group, Inc.	CryoLife Inc.
Momenta Pharmaceuticals, Inc.	GenMark Diagnostics, Inc.
Repligen Corporation	Glaukos Corporation
Spectrum Pharmaceuticals, Inc.	Rockwell Medical, Inc.
Sucampo Pharmaceuticals, Inc.	STAAR Surgical Company
Vanda Pharmaceuticals, Inc.	Vascular Solutions, Inc.

With Radford’s assistance, we have further adjusted the peer group for our 2018 compensation program. We believe the adjustments were appropriate to better reflect changes in our company over time, based on our strong financial performance, growing product pipeline, and preparations to launch a direct commercial model for our Cingal product in the United States. The 2018 peer group will be:

Peer Group Companies
Biopharmaceutical Companies	Medical Device Companies
Halozyme, Inc.	AtriCure, Inc.
MacroGenics, Inc.	Atrion Corporation
MiMedx Group, Inc.	CONMED Corporation
Momenta Pharmaceuticals, Inc.	CryoLife Inc.
Repligen Corporation	Glaukos Corporation
Spectrum Pharmaceuticals, Inc.	K2M Group Holdings
Sucampo Pharmaceuticals, Inc.	Orthofix, Inc.
Vanda Pharmaceuticals, Inc.	Wright Medical Group, Inc.

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2017 Compensation Decisions

Our NEO compensation is made up of three key components:

•	base salary,

•	discretionary annual bonuses, and

•	equity-based long-term incentive awards.

The Compensation Committee separately reviews and decides each component, but keeps in mind the overall intent that total compensation should approximate the competitive median, before adjusting for actual performance.

Base Salary. The primary component of compensation for our executive officers is base salary, which is generally paid to our NEOs to recognize fulfillment of their job responsibilities. Base salaries for our NEOs are subject to annual review by the Compensation Committee. For this purpose, the Compensation Committee considers a number of factors, including the individual’s level of responsibility, experience, performance, including both past company performance and individual performance in accordance with the metrics previously discussed, as well as competitive market practices as determined by our analysis of management compensation surveys, and a review of other published data relating to executive compensation, including peer group data, and taking into account any contractual obligations. Salaries are reviewed and determined at the discretion of the Compensation Committee on an annual basis, and there is no guaranteed year-over-year increase to any of the NEOs salaries.

For 2017, compensation increases for the NEOs were generally limited to 3.5%. Dr. Ahn’s base salary was increased at a higher rate in order to better align to market median for similar positions. Mr. Darling’s annual rate of base salary was set based on the employment agreement he entered with us upon being hired in July 2017. The base salary included in the Summary Compensation Table for Mr. Darling reflects the amount actually paid for the portion of 2017 he was employed by us. The following summarizes the base salary decisions for 2017 for the NEOs:

2017 Base Salary Adjustments

Name	2016 Salary	2017 Salary	% Change
Charles H. Sherwood, Ph.D.	$601,586	$622,641	3.5%
Sylvia Cheung	$346,942	$359,085	3.5%
Joseph G. Darling	N/A	$425,000	N/A
Edward Ahn, Ph.D.	$315,675	$347,243	10.0%
Richard Hague	$315,000	$326,025	3.5%

Cash Bonus. The second principal component of our compensation policy for executive officers consists of cash bonuses, which are generally paid to our NEOs to motivate attainment of our near-term goals that are consistent with our long-term strategic plan.

Each NEO has a target annual bonus amount established by the Compensation Committee that is expressed as a percentage of the NEO’s base salary. In 2017, these targets were consistent with the targets from the prior several years. The Compensation Committee establishes the target bonus amounts consistent with its review of peer group practices and to provide in its view an appropriate balance between fixed (salary) and variable (bonus) cash compensation. Mr. Darling’s 2017 cash bonus target was established in his employment agreement in connection with being hired. The 2017 target bonus amounts for the NEOs were as follows:

2017 Cash Bonus Targets

Name	% of Salary	Amount
Charles H. Sherwood, Ph.D.	75%	$466,981
Sylvia Cheung	45%	$161,588
Joseph G. Darling*	50%	$93,990
Edward Ahn, Ph.D.	45%	$156,259
Richard Hague	45%	$146,711
*	For Mr. Darling, the amount above reflects 50% of base salary actually paid in 2017 given his July start date.

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Actual bonus amounts awarded depend on the Compensation Committee’s assessment of our business and individual NEO performance. The Compensation Committee considers our financial performance in accordance with metrics previously discussed, our overall operational performance, and our contribution to increasing stockholder value at its discretion to determine an appropriate level of baseline cash bonus compensation for our NEOs. Once the Compensation Committee has established this baseline, it considers the applicable individual performance in its discretion to adjust each individual NEO’s cash bonus payment. See “Key Performance Factors” above regarding the key financial and individual performance factors considered. Historically, cash bonuses for the most recently completed year are awarded contemporaneously with annual compensation reviews for the subsequent year. Bonuses are prorated in the year of hire, provided that the employee begins their employment with us prior to October 1. The Compensation Committee may also, in certain circumstances, grant cash bonuses for executive retention purposes, taking into account, among other things, general industry practices, special performance bonuses in exceptional circumstances, and any contractual obligations.

After the completion of the 2017 fiscal year, the Compensation Committee, with the assistance of the Chief Executive Officer, reviewed our performance, as well as the individual performance of each executive officer. The accomplishments set forth in the Executive Summary section titled “Our Fiscal Year 2017 Business Performance” were taken into account in this review. For the year, the Compensation Committee determined that while we made excellent overall business progress, certain operational achievements fell short of our internal goals. As a result, the Compensation Committee, using its informed judgment and without pre-established formulas, set a cash bonus payment baseline of 80% of the target for each NEO, subject to adjustment based on individual performance achievement. The final, individual results, which are included in the “Bonus” column in the Summary Compensation Table, were as follows:

2017 Cash Bonus Decisions

Name	Bonus Target	% Achieved	Bonus Paid
Charles H. Sherwood, Ph.D.	$466,981	100%	$466,981
Sylvia Cheung	$161,588	115%	$185,827
Joseph G. Darling	$93,990	100%	$93,990
Edward Ahn, Ph.D.	$156,259	80%	$125,007
Richard Hague	$146,711	70%	$102,698

Equity-Based Grants. The third principal component of our compensation policy for executive officers consists of grants under our equity incentive plan, which are generally provided to our NEOs to align their interests with those of our stockholders, to motivate attainment of our long-term strategic vision, and for retention purposes. Under our equity compensation plan, NEOs may be granted stock options or other forms of equity securities, including stock appreciation rights or SARs, restricted stock awards, and performance-based equity awards. Equity awards are granted at a regularly-scheduled Compensation Committee meeting, generally during the first quarter of each year. Awards are generally effective on the date of the meeting at which they were approved. Dates for Compensation Committee meetings are usually set during the prior year, and the timing of meetings and awards is unrelated to the release of material non-public information.

The amount and form of equity-based grants each year are determined by the Compensation Committee using its informed judgment and taking into account company performance, competitive practices, and median total compensation levels. For the last several years, the Compensation Committee has increasingly used performance-based equity awards. For 2017, other than the new hire grants made to Mr. Darling, the Compensation Committee awarded the NEOs a balanced mix of time-vesting and performance-based stock options, as follows:

2017 Stock Option Grants

Name	Time-Vesting Options (# of shares)	Performance-Based Options (# of shares at target)
Charles H. Sherwood, Ph.D.	125,000	50,880
Sylvia Cheung	28,500	14,160
Joseph G. Darling*	41,609	0
Edward Ahn	22,500	14,160
Richard Hague	22,500	14,160

* Mr. Darling received a new hire grant on July 27, 2017 consisting of 41,609 stock options and 14,506 shares of restricted stock.

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The performance-based stock options were approved at a target level, but were earned based on a combination of our 2017 net income results and achievement of specified business milestones, as follows:

2017 Performance-Based Stock Options Goals and Results

Goal	Weight	Threshold 50%	Target 100%	Max 150%	2017 Results	% of Award Earned
2017 net income	50%	Achieved	Not achieved	Not achieved	$31.8M	25%
Complete enrollment in Cingal trial by November 1, 2017	20%	N/A	Achieved	N/A	Achieved	20%
Achieve enrollment of 103 patients in Hyalofast trial by December 31, 2017	20%	N/A	Not achieved	N/A	Not achieved	0%
Achieve 510(k) clearance of a new product through the FDA by December 31, 2017	10%	N/A	Achieved	N/A	Achieved	10%
Total earned by NEOs						55%

Due to his hire date, Mr. Darling did not receive performance-based option awards. Instead, his employment agreement provided for two new hire equity grants with a total grant date value of $1,500,000, provided 50% as stock options and 50% as shares of restricted stock, each vesting annually over three years following grant. The Compensation Committee believed that these new hire grants were necessary to hire Mr. Darling and that they align his interests with those of our stockholders.

These 2017 equity grants are shown in the Summary Compensation Table under the “Option Awards” and “Stock Awards” columns, and additional details are included in the Grants of Plan-Based Awards Table.

Other Compensation Matters

Employment Agreements. We have entered into employment agreements with our Chief Executive Officer, our Chief Financial Officer, and our President providing severance benefits to be competitive with our peer group, for retention purposes, and to attract well qualified and talented executives. In exchange for such severance protection, these executives have agreed to be bound by certain restrictive covenants, including non-competition and non-solicitation provisions. We believe that these agreements are fair to the executives and to our stockholders because these agreements provide relatively modest severance in exchange for the restrictive covenants which protect our company. The following summarizes the employment agreements. Additional information about severance protection under the employment agreements can be found under “Potential Payments Upon Termination or Change in Control.”

Each of the employment agreement describes the executive’s position and provides for a level of salary and target bonus that is subject to review and increase by the Compensation Committee. Each agreement also provides for severance benefits that may be triggered by an involuntary termination of employment by us without “cause” or by the executive for “good reason” (as defined in each employment agreement). The level of severance benefits depends on whether the involuntary termination occurs during or outside of a change in control protected period that runs from three months before until 12 months after a change in control. In addition, the employment agreements provide for full vesting of outstanding equity awards upon the occurrence of a change in control. If “golden parachute” excise taxes would be triggered by payments due in connection with a change in control, the agreements for Mr. Darling and Ms. Cheung provide for a cut-back in the payments to avoid the excise tax, if the cut-back would result in a greater after-tax benefit to the executive. Dr. Sherwood’s agreement, which was entered into in 2008, instead provides for a gross-up payment in case such “golden parachute” excise taxes are triggered in connection with a change in control, but caps any such excise tax payment at $500,000.

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The following summarizes the severance benefits provided under the employment agreements:

Trigger	Type of Severance	Dr. Sherwood	Ms. Cheung	Mr. Darling
Termination without cause or with good reason, not in connection with a change in control	Cash severance	1.5x salary plus target bonus	12 months of salary	1.5x salary
	Health benefits	18 months at active employee rates	12 months at active employee rates	12 months at active employee rates
Termination without cause or with good reason, within 3 months before or 12 months after a change in control	Cash severance	2x salary plus target bonus	1.5x salary plus target bonus	2x salary plus target bonus
	Health benefits	24 months at active employee rates	18 months at active employee rates	18 months at active employee rates

According to the terms of Dr. Sherwood’s equity award agreements, if Dr. Sherwood’s employment terminates due to the acceptance by the Board of Directors of his retirement in good standing on or after the date on which Dr. Sherwood has reached the age of 63, on such date of retirement the vesting of all of Dr. Sherwood’s outstanding equity awards will automatically accelerate and shall become fully exercisable. This treatment applied in connection with his retirement on March 9, 2018. According to the terms of Mr. Darling’s employment agreement, if Mr. Darling’s employment is terminated without “cause” or Mr. Darling terminates his employment with us for “good reason,” his initial, new-hire grant of restricted award shall vest and become non-forfeitable with respect to the shares eligible to vest as of the next applicable vesting date after the date of termination. Mr. Darling’s employment agreement was amended on March 9, 2018 to provide that in the event of termination by us without “cause” or by him for “good reason” in connection with a change in control, Mr. Darling would be due two times the sum of his then-current base salary and target bonus amount. Prior to this amendment, Mr. Darling would have been due one and a half times the sum of his then-current base salary and target bonus amount under the same circumstances.

Deductibility of Executive Compensation. Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one named executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. In 2017 and prior years, the Compensation Committee granted stock options under our equity incentive plans that were intended to qualify for this performance-based compensation exception. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our named executive officers generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to the named executive officers, the Compensation Committee will—consistent with its past practice—design compensation programs that are intended to be in the best long-term interests of Sealed Air and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

Role of Management in Determining Compensation. The Compensation Committee, comprised entirely of independent members of our board of directors, is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our named executive officers and other executives is fair, competitive and motivates high performance. The Compensation Committee is solely responsible for compensation decisions regarding our CEO. When making compensation recommendations for NEOs other than the CEO, the Compensation Committee expects to seek and consider the advice and counsel of the CEO, given his direct day-to-day working relationship with those executives. Taking this feedback into consideration, the Compensation Committee will engage in discussions and makes final determinations related to compensation paid to the named executive officers.

Risk Considerations in Our Compensation Programs. The Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on our company.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of Anika Therapeutics, Inc. has reviewed and discussed with the management of Anika Therapeutics, Inc. the section entitled “Compensation Discussion and Analysis” contained in this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the 2018 Annual Meeting of Stockholders. This report is submitted by the following independent directors who comprise the Compensation Committee:

Joseph L. Bower, Chairperson	Glenn R. Larsen, Ph.D.	Jeffery S. Thompson	Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS, INC. SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation information in respect of our NEOs for the year ended December 31, 2017.

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus (2)	Option Awards (3)		Stock Awards (3)		All Other Compensation (4)		Total
Charles H. Sherwood, Ph.D. (5)	2017	$622,641	$466,981	$2,960,954		$-		$187,037	(9)	$4,237,612
Chief Executive Officer	2016	$601,586	$496,308	$1,519,778		$861,286		$52,060	(9)	$3,531,018
	2015	$581,242	$508,587	$864,043		$535,815		$52,118	(9)	$2,541,805
Sylvia Cheung	2017	$359,085	$185,827	$709,054		$-		$18,720		$1,272,686
Chief Financial Officer	2016	$346,942	$171,736	$439,830		$301,069		$18,720		$1,278,297
	2015	$335,210	$188,556	$289,996		$264,931		$18,720		$1,097,413
Joseph G. Darling (6)	2017	$181,987	$93,990	$750,281	(7)	$749,960	(7)	$5,993	(10)	$1,782,212
President
Ed Ahn, Ph.D.	2017	$347,243	$125,007	$599,331		$-		$19,080		$1,090,662
Chief Technology and	2016	$315,675	$156,259	$439,830		$301,069		$18,720		$1,231,553
Strategy Officer	2015	$305,000	$137,250	$43,953		$-		$18,720		$504,923
Richard Hague	2017	$326,025	$102,698	$599,331		$-		$27,096		$1,055,150
Chief Commerical Officer	2016	$315,000	$127,575	$439,830		$301,069		$84,799	(11)	$1,268,273
	2015	$48,462	$-	$-		$727,650	(8)	$24,831	(11)	$800,943

(1)	The amounts in this column represent the annual base salary approved for the executive by the Board of Directors prorated based on employment dates during the indicated year.
(2)	The amounts in this column represent discretionary cash bonuses earned in the indicated year, but paid in January or February of the following year.
(3)	The amounts in this column reflect the grant date fair value computed with respect to the equity awards issued during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 12 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2017 for certain assumptions made in the valuation of stock and option awards. The Board granted equity awards on January 27, 2017, February 4, 2016, and February 3, 2015, respectively. Awards granted in 2017 vest ratably over 3 years beginning one year from the date of grant, while awards granted in 2016 and 2015 vest ratably over 4 years beginning one year from the date of grant. For 2017 performance-based stock options, the fair value on the date of grant was determined at the “target” or 100% attainment level. If the fair value of these performance-based stock options had been determined at the “maximum” or 125% attainment level, the awards would have been valued at $843,825 for Dr. Sherwood and $234,838 for Ms. Cheung, Dr. Ahn, and Mr. Hague. These values would represent incremental increases over the amounts set forth in this column of $168,765 and $46,968, respectively. Please see the table in the section captioned “Option Grants and Plan Awards in 2017” for additional information.
(4)	Unless otherwise noted, these amounts constitute group term life insurance premiums and matching contributions to our Employee Savings and Retirement Plan (401(k) plan). For 2017, 401(k) plan matching contributions equaled $24,000 for Dr. Sherwood, $18,000 for Ms. Cheung, $18,000 for Dr. Ahn, and $24,000 for Mr. Hague.
(5)	As noted elsewhere in this proxy statement, Dr. Sherwood retired from his roles as our Chief Executive Officer and as a director of our company effective March 9, 2018.
(6)	Mr. Darling was hired as our President on July 27, 2017. On March 9, 2018, Mr. Darling was appointed as our President and Chief Executive Officer, and he became one of our directors.
(7)	Upon the commencement of Mr. Darling’s employment with the company, his employment agreement provided for two new hire equity grants with a total grant date value of $1,500,000, provided 50% as stock options and 50% as shares of restricted stock, each vesting annually over three years following grant.
(8)	Mr. Hague’s employment as our Chief Commercial Officer began on October 26, 2015. A restricted stock award of 21,000 shares was granted in connection with the commencement of Mr. Hague’s employment.
(9)	These amounts include reimbursement of life insurance premiums of $15,092, $15,114, and $15,413 in 2017, 2016, and 2015, respectively. In addition, the 2017 amount includes $69,615 related to the taxable benefit received from, and $61,859 from the tax gross-up payment associated with, certain travel of Dr. Sherwood’s spouse, which was approved by our Board of Directors.

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(10)	This amount includes $3,982 of relocation expense provided to Mr. Darling in 2017 in accordance with the terms of the Employment Agreement we entered with Mr. Darling on July 27, 2017.
(11)	This amount includes $57,611 and $22,416 of relocation expense reimbursement provided to Mr. Hague in 2016 and 2015, respectively, in accordance with the terms of the Offer Letter we entered into with Mr. Hague prior to the commencement of his employment.

Option Grants and Plan Awards in 2017

The following table sets forth each grant of equity awards made to the NEOs during the year ended December 31, 2017. All such equity awards vest over a three-year period commencing on the first anniversary of the grant date, except for performance-based equity awards which vest over a three-year period with the first vesting date occurring on the performance measurement date and the next two vesting dates occurring on January 1 of each subsequent calendar year following the calendar year in which the performance measurement date occurs.

		Estimated future payouts under equity incentive plan awards				Stock Awards: Number of shares of stock or	All Other Option Awards: Number of shares underlying	Exercise Price or Base of Equity	Grant Date Fair Value of
Name	Grant Date	Threshold	Target	Maximum		units	awards	Awards (1)	Awards (2)
Charles H. Sherwood, Ph.D.	January 27, 2017	5,088	50,880	63,600	(4)	-	-	$50.13	$675,060
	January 27, 2017	-	-	-		-	125,000	$50.13	$2,285,894
Sylvia Cheung	January 27, 2017	1,416	14,160	17,700	(4)	-	-	$50.13	$187,870
	January 27, 2017	-	-	-		-	28,500	$50.13	$521,184
Joseph Darling (3)	July 27, 2017	-	-	-		14,506	-	$51.70	$749,960
	July 27, 2017	-	-	-		-	41,609	$51.70	$750,281
Ed Ahn, Ph.D.	January 27, 2017	1,416	14,160	17,700	(4)	-	-	$50.13	$187,870
	January 27, 2017	-	-	-		-	22,500	$50.13	$411,461
Richard Hague	January 27, 2017	1,416	14,160	17,700	(4)	-	-	$50.13	$187,870
	January 27, 2017	-	-	-		-	22,500	$50.13	$411,461

(1)	The exercise price of each award equals the grant date closing stock price, as reported on the NASDAQ stock exchange.
(2)	This column represents the full grant date fair value of stock options and restricted stock under ASC 718 granted to each of the NEOs in the fiscal year ended December 31, 2017. Generally, the full grant date fair value is the amount that we will expense in our financial statements over the award’s vesting period. For restricted stock, fair value was calculated using the closing price of our common stock on the grant date. For stock options and performance-based stock options, fair value was calculated using the Black-Scholes value on the grant date. See the information appearing in Note 12 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2017 for certain assumptions made in the valuation of these awards.
(3)	Upon the commencement of Mr. Darling’s employment with the company on July 27, 2017, his employment agreement provided for two new hire equity grants with a total grant date value of $1,500,000, provided 50% as stock options and 50% as shares of restricted stock, each vesting annually over three years following grant.
(4)	These amounts represent performance-based stock option awards granted by our Board of Directors on January 27, 2017. The “Threshold” is equal to 10% of the target, and the “Maximum” is equal to 125% of the target. On March 2, 2018, the Compensation Committee of our Board determined and certified that 55% of the stock options had been earned in accordance with the performance measures set forth for these awards.

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Outstanding Equity Awards at December 31, 2017

The following table provides information on the holdings of outstanding stock options and unvested stock awards held by the NEOs as of December 31, 2017.

	Option Awards					Stock Awards
									Equity Incentive Plan Awards
	Number of	Number of		Option	Option	Number		Market	Number of	Market or Payout
	Securities	Securities		Exercise	Expiration	of		Value of	Unearned and	Value of Unearned
	Underlying	Underlying		Price	Date	Unvested		Unvested	Unvested Shares,	and Unvested
	Exercisable	Unexercisable				Shares or		Shares or	Units, or Other	Shares, Units,
Name	Options (1)	Options (1)				Units of Stock (1)		Units of Stock	Rights	or Other Rights
Charles H. Sherwood, Ph.D.	-	152,984	(*)(3)	$50.13	1/27/2027	-		$-	-	$-
	25,719	77,156		$38.11	2/4/2026	16,950		$913,775	-	$-
	26,550	26,550		$39.69	2/3/2025	6,750		$363,893	-	$-
	38,700	12,900		$32.02	1/27/2024	3,875		$208,901	-	$-
	100,000	-		$10.87	1/29/2023	-		$-	-	$-
	75,000	-	(*)	$6.99	6/7/2021	-		$-	-	$-
	95,000	-		$6.98	1/18/2021	-		$-	-	$-
Total	360,969	269,590				27,575		$1,486,568

Sylvia Cheung	-	36,288	(*)(4)	$50.13	1/27/2027	-		$-	-	$-
	7,450	22,350		$38.11	2/4/2026	5,925		$319,417	-	$-
	8,512	8,512		$39.69	2/3/2025	3,337		$179,898	-	$-
	13,800	4,600		$32.02	1/27/2024	1,525		$82,213	-	$-
	45,000	-		$10.87	1/29/2023	-		$-	-	$-
	15,000	-		$9.10	1/25/2022	-		$-	-	$-
	20,000	-	(*)	$6.99	6/7/2021	-		$-	-	$-
	25,000	-		$6.98	1/18/2021	-		$-	-	$-
	35,000	-		$6.36	1/26/2020	-		$-	-	$-
Total	169,762	71,750				10,787		$581,527

Joesph G. Darling	-	41,609	(*)(5)	$51.70	7/27/2027	14,506	(*)(5)	$782,018	-	$-
Total	-	41,609				14,506		$782,018

Ed Ahn, Ph.D.	-	30,288	(*)(4)	$50.13	1/27/2027	-		$-	-	$-
	7,450	22,350		$38.11	2/4/2026	5,925		$319,417	-	$-
	1,663	1,662		$39.69	2/3/2025	-		$-	-	$-
	30,000	10,000		$41.15	10/30/2024	-		$-	-	$-
Total	39,113	64,300				5,925		$319,417

Richard Hague	-	30,288	(*)(4)	$50.13	1/27/2027	-		$-	-	$-
	7,450	22,350		$38.11	2/4/2026	5,925		$319,417	-	$-
	-	-		$-	-	10,500		$566,055	-	$-
Total	7,450	52,638				16,425		$885,472

(1)	Vesting of equity awards commences on the first anniversary of the grant date and continues on each subsequent grant date anniversary until the equity award is fully vested, except as otherwise noted below. Except for those equity awards noted by an asterisk (*), which are subject to a three year vesting period, all equity awards are subject to a four year vesting period, in each case subject to the holder’s continued employment with us. The expiration date of each equity award is ten years after its grant date.
(2)	Based on the closing price of our common stock on the NASDAQ stock exchange on December 31, 2017 ($53.91) per share.
(3)	This includes 27,984 performance-based stock options earned in connection with 55% achievement of the performance measures associated with such awards, which vest ratably over a three-year period with the first vesting date occurring on March 2, 2018 and the next two vesting dates occurring on January 1 of each subsequent calendar year.
(4)	This includes 7,788 performance-based stock options earned in connection with 55% achievement of the performance measures associated with such awards, which vest ratably over a three-year period with the first vesting date occurring on March 2, 2018 and the next two vesting dates occurring on January 1 of each subsequent calendar year.
(5)	Upon the commencement of Mr. Darling’s employment with the company on July 27, 2017, his employment agreement provided for two new hire equity grants with a total grant date value of $1,500,000, provided 50% as stock options and 50% as shares of restricted stock, each vesting annually over three years following grant.

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2017 Equity Award Exercises and Stock Vested

The following table provides information regarding options and SAR’s exercised and stock awards vested for the NEOs during the year ended December 31, 2017.

	Option and SAR's Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Charles H. Sherwood, Ph.D.	-	$-	12,900	$648,663
Sylvia Cheung	8,883	$254,271	5,169	$259,924
Edward Ahn	-	$-	1,975	$99,441
Richard Hague	-	$-	7,225	$400,371

Potential Payments Upon Termination or Change in Control

Our Chief Executive Officer, our Chief Financial Officer, and our President have certain termination or change in control benefits described in the Compensation Discussion and Analysis sections captioned “Other Compensation Matters – Employment Agreements.” The following table provides estimates of the potential payments and other post-termination benefits these individuals would receive assuming a change in control occurred and/or their employment was terminated as of December 31, 2017:

		Termination Without Cause	Termination Upon Change in Control (1)(2)	Change in Control Without Termination or Death or Disability (1)
Charles H. Sherwood, Ph.D.	Salary Continuation	$933,962	$1,245,282	$-
	Additional Cash Payment	700,471	933,962	-
	Equity Awards Vesting	-	6,352,725	6,352,725
	Health Care Benefits	24,187	32,250	-
		$1,658,620	$8,564,219	$6,352,725

Sylvia Cheung	Salary Continuation	$359,085	$781,010	$-
	Additional Cash Payment	-	351,454	-
	Equity Awards Vesting	-	1,281,571	1,281,571
	Health Care Benefits	14,802	22,204	-
		$373,887	$2,436,239	$1,281,571

Joseph G. Darling(3)	Salary Continuation	$637,500	$956,250	$-
	Additional Cash Payment	-	478,125	-
	Equity Awards Vesting	260,655	873,974	873,974
	Health Care Benefits	16,125	24,187	-
		$914,280	$2,332,537	$873,974

(1)	The indicated values for the accelerated vesting of stock options reflect the number of equity award shares that would vest on an accelerated basis, multiplied by the excess, if any, of the $53.91 closing price for our common stock as reported by NASDAQ on December 31, 2017 over the applicable exercise price for each option or SAR. This calculation assumes equity awards with an exercise price higher than the closing price of our common stock on December 31, 2017 will not be exercised.
(2)	According to the terms of the Employment Agreement with our Chief Executive Officer, in the event Dr. Sherwood becomes subject to the excise taxes imposed by Section 4999 of the Code, he would be entitled to a gross-up payment of up to $500,000. As a result of Dr. Sherwood’s retirement on March 9, 2018, the provisions regarding potential gross-up payments upon a change in control are no longer applicable. According to the terms of the Employment Agreements with our Chief Financial Officer and our President, all payments otherwise due to Ms. Cheung or Mr. Darling would be subject to a modified economic cutback.
(3)

According to the terms of Mr. Darling’s employment agreement, if Mr. Darling’s employment is terminated without “cause” or Mr. Darling terminates his employment with us for “good reason” (each as defined in the employment agreement), his initial, new-hire grant of restricted award shall vest and become non-forfeitable with respect to the shares eligible to vest as of the next applicable vesting date after the date of termination. Mr. Darling’s employment agreement was amended on March 9, 2018 to provide that in the event of termination by us without “cause” or by him for “good reason” in connection with a change in control, Mr. Darling would be due two times the sum of his then-current base salary and target bonus amount. Prior to this amendment, Mr. Darling would have been due one and a half times the sum of his then-current base salary and target bonus amount under the same circumstances.

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CEO Pay Ratio

As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Dr. Sherwood, our year-end Chief Executive Officer or CEO.

For 2017, our last completed fiscal year:

•	the median of the annual total compensation of all our employees (other than our CEO) was $83,351; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $4,237,613.

Based on this information, for 2017 the ratio of the annual total compensation of Dr. Sherwood, our year-end Chief Executive Officer, to the median of the annual total compensation of all our employees was 51 to 1.

We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO.

1.	We determined that, as of December 31, 2017, our employee population consisted of 123 individuals. This population consisted of our full-time, part-time, and temporary employees employed with us as of the determination date.

2.	To identify the “median employee” from our employee population, we aggregated for each applicable employee, other than our CEO, (a) annual base salary (or hourly rate multiplied by estimated work schedule, for hourly employees), (b) the bonus amount earned for 2017, which was paid out in early 2018, and (c) the grant date fair value of equity granted in 2017. Once aggregated, we ranked this compensation measure for our employees from lowest to highest and selected the median employee.

3.	For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x), resulting in annual total compensation of $83,351.

4.	For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Director Compensation

Cash Compensation. For 2017, each of our non-employee directors was entitled to annual retainers per the following schedule, with such amounts to be prorated based on the actual number of days served if a director’s service to us ended prior to the end of 2017:

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Compensation Element	2017 Cash Compensation
Board of Directors
Lead Director Retainer	$65,000
Other Directors Retainer	$40,000
Audit Committee
Committee Chairperson Retainer	$20,000
Other Committee Members Retainer	$10,000
Compensation Committee
Committee Chairperson Retainer	$14,000
Other Committee Members Retainer	$7,000
Governance and Nominating Committee
Committee Chairperson Retainer	$10,000
Other Committee Members Retainer	$5,000

Equity Compensation. The Board of Directors approved a grant of 1,994 restricted stock units to each non-employee director, valued at $99,959 under our equity compensation plan, based on the fair market value of our common stock on January 27, 2017, the date of grant for the existing directors. The restricted stock units granted to each non-employee director in 2017 vested in one installment one year from the date of grant. Each non-employee director is eligible for an annual equity award grant with a value and vesting provisions as may be determined by the Board based on their review of our compensation policies and general compensation trends.

The following table summarizes the compensation we paid to non-employee directors for 2017.

					Aggregate Number of Shares Outstanding
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Total ($)	Options	Restricted Stock Units
Joseph L. Bower	89,000	99,959	-	188,959	-	3,217
Raymond J. Land	65,000	99,959	-	164,959	-	3,217
Glenn R. Larsen, Ph.D.	52,000	99,959	-	151,959	-	1,994
Jeffery S. Thompson	57,000	99,959	-	156,959	-	3,217
Steven E. Wheeler	57,000	99,959	-	156,959	-	3,217

(1)	An amount of 1,994 restricted stock units were awarded per director on January 27, 2017, based on the closing price of $50.13 per share, and which vest in their totality on January 27, 2018. The amounts in this column reflect the grant date fair value computed with respect to the restricted stock units, made during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 12 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2017 for certain assumptions made in the valuation of these restricted stock unit awards.

Director and Executive Officer Stock Retention Guidelines

Effective October 6, 2015, the Board of Directors adopted stock retention guidelines that generally require each of our directors and executive officers to beneficially own certain amounts of our common stock. We believe that ownership of shares of common stock by directors and executive officers helps align the financial interests of these individuals with the interests of stockholders, promotes sound corporate governance, and evidences a commitment to our company. These stock retention guidelines supersede the director stock retention guidelines previously adopted by the Board on April 22, 2015. Generally, these guidelines require each director to beneficially own, at a minimum, either (a) 3,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to three times the amount of our annual board retainer for the non-lead or non-chairman directors. The minimum shareholding requirement became effective immediately, except that any director initially elected after January 1, 2015 has three years from the date of their election to achieve compliance. Compliance by each director will be reviewed annually by the Board’s Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying director must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) he or she subsequently acquires through exercise of equity grants, until he or she complies with the guidelines.

Generally, these guidelines require the Chief Executive Officer to beneficially own, at a minimum, either (a) 50,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to three times the amount of his or her base salary and they require any other executive officer to beneficially own, at a minimum, either (a) 10,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to the amount of his or her base salary. The minimum shareholding requirement became effective immediately, except that any individual initially elected as an executive officer after September 30, 2014 has five years to achieve compliance. Compliance by each executive officer will be reviewed annually by the Board’s Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying executive officer must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) he or she subsequently acquires through exercise of equity grants, until he or she complies with the guidelines.

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Compensation Committee Interlocks and Insider Participation

The Compensation Committee as of December 31, 2017 consisted of Dr. Bower, Dr. Larsen, Mr. Thompson, and Mr. Wheeler. None of these individuals is or formerly was an officer or employee of our company, nor have they engaged in any transactions involving our company that would require disclosure as a transaction with a related person. There are no Compensation Committee interlocks between our company and any other entity involving our or such entity’s executive officers or board members.

During the fiscal year ended December 31, 2017, none of our executive officers served as: (1) a member of the Compensation Committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served on the Compensation Committee; (2) a director of another entity, one of whose executive officers served on the Compensation Committee; or (3) a member of the compensation committee (or other committee of the Board performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director on the Board.

Equity Compensation Plan Information

The following table sets forth information concerning the Company’s equity compensation plan as of December 31, 2017.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, stock appreciation rights, performance shares and restricted stock units (1)	Weighted Average exercise price of outstanding options, stock appreciation rights, and performance shares	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,342,062	$33.70	1,117,097
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,342,062	$33.70	1,117,097
(1)	Excludes 102,280 shares of unvested restricted stock awards as of December 31, 2017.

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PROPOSAL 2: DELAWARE REINCORPORATION

The Board of Directors has approved and recommends to stockholders a proposal to change our state of incorporation from the Commonwealth of Massachusetts to the State of Delaware, which we refer to below as the Reincorporation. If stockholders approve the Reincorporation, we will effect the Reincorporation by domesticating in Delaware as provided in the Delaware General Corporation Law, or DGCL, and the Massachusetts Business Corporation Act, or MBCA.

Principal Features of the Reincorporation

The Reincorporation would be effected pursuant to the Plan of Domestication, which is included as Appendix A to this Proxy Statement. Approval of Proposal 2 will constitute approval of the Plan of Domestication. The Plan of Domestication provides that we will reincorporate from Massachusetts to Delaware by domesticating in Delaware pursuant to Section 265 of the DGCL and Section 9.20 of the MBCA and that there will be no change in the business, properties, assets, obligations, or management of the Company as a result of the Reincorporation. The directors (after giving effect to the outcome of Proposal 1) and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of the Company following the Reincorporation. We will continue to maintain our headquarters in Massachusetts.

The Plan of Domestication also provides that each outstanding share of common stock will remain unaffected by the Reincorporation. You will not have to exchange your existing stock certificates for new stock certificates. At the same time, each outstanding option or right to acquire shares of common stock will continue to be an option or right to acquire an equal number of shares of common stock under the same terms and conditions.

At the effective time of the Reincorporation, common stock will continue to be traded on the NASDAQ Global Select Market under the symbol “ANIK.” There will be no interruption in the trading of the common stock as a result of the Reincorporation.

Following the Reincorporation, the Company will be governed by the DGCL instead of the MBCA, and we will be governed by the Certificate of Incorporation, or Delaware Charter, and the Bylaws, or Delaware Bylaws, included as Appendices b and C, respectively, to this Proxy Statement. Approval of Proposal 2 will constitute approval of the Delaware Charter and Delaware Bylaws. Our current Restated Articles of Organization, as amended, or the Massachusetts Charter, and Amended and Restated By-Laws, or the Massachusetts By-Laws, will no longer be applicable following completion of the Reincorporation. Copies of the Massachusetts Charter and Massachusetts By-Laws can be found under the “Corporate Governance” tab of the Investor Relations portion of our website at ir.anikatherapeutics.com/corporate-governance.

Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen to incorporate in Delaware, or to reincorporate in Delaware in a manner similar to the Reincorporation. The Reincorporation will enable our company and stockholders to take advantage of the following benefits of incorporation in Delaware:

•	a well-established body of case law construing the DGCL, which has been developed over the last century, will provide a greater measure of predictability than exists in any other jurisdiction;

•	the certainty afforded by the well-established principles of corporate governance under Delaware law, which should, among other benefits, assist us in continuing to attract and retain outstanding directors and officers;

•	the most advanced and flexible corporate statute in the country;

•	the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision, and a degree of sophistication and understanding unmatched by any other court in the country; and

•	the Delaware General Assembly, which each year considers and adopts statutory amendments that are designed to meet changing business needs.

Potential Anti-Takeover Implications of Reincorporation

Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through amendment of the corporate certificate of incorporation or by-laws or otherwise. Like Massachusetts, Delaware has a statute limiting business combinations with interested stockholders. Furthermore, the Delaware Charter and Delaware Bylaws will contain certain provisions that are currently not in our organizational documents and that may be viewed as offering anti-takeover protections. For example, as described under “Comparison of Stockholder Rights Before and After Reincorporation,” the Delaware Charter and Delaware Bylaws will permit stockholders to remove directors only for cause with a vote of the holders of 75% of the outstanding shares entitled to vote on the matter. The Massachusetts By-Laws, however, permit stockholders to remove directors with or without cause with the vote of the holders of a majority of the outstanding shares entitled to vote on the matter. The Board of Directors is proposing the Reincorporation, however, to allow us to avail ourselves of the favorable corporate environment in Delaware and not to prevent a change in control of the Company.

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Comparison of Stockholder Rights Before and After the Reincorporation

Due to differences between the MBCA and the DGCL, as well as differences between the Massachusetts Charter and Massachusetts By-Laws and the Delaware Charter and Delaware Bylaws, the Reincorporation will effect some changes in the rights of stockholders. Summarized below is a comparison of significant rights of stockholders before and after the Reincorporation under the MBCA and the DGCL, the Massachusetts Charter and Delaware Charter, and the Massachusetts By-Laws and the Delaware Bylaws.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL, the Delaware Charter, and the Delaware Bylaws, on the one hand, and the MBCA, the Massachusetts Charter, and the Massachusetts By-Laws, on the other hand. The summary below is qualified in its entirety by reference to the actual text of the MBCA, the Massachusetts Charter, the Massachusetts By-Laws, the DGCL, the Delaware Charter, and the Delaware Bylaws.

	Massachusetts	Delaware
Authorized Capital Stock:	The Massachusetts Charter authorizes 61,250,000 shares, of which (a) 60,000,000 are designated as common stock, par value $0.01 per share, and (b) 1,250,000 shares are designated as preferred stock, par value $0.01 per share, of which 175,000 shares have been designated as Series B Junior Participating Cumulative Preferred Stock, par value $0.01.	If Proposal 3 is approved at the Annual Meeting, the Delaware Charter will authorize 91,250,000 shares, of which 90,000,000 shares will be designated as common stock, par value $0.01 per share, and 1,250,000 shares will be designated as preferred stock, par value $0.01 per share. If Proposal 3 is not approved, the Delaware Charter will authorize 61,250,000 shares, of which 60,000,000 shares will be designated as common stock, par value $0.01 per share, and 1,250,000 shares will be designated as preferred stock, par value $0.01 per share.
Voting Rights:	Under the Massachusetts Charter, each holder of common stock is entitled to one vote for each share held on matters submitted to a vote of stockholders.	Under the Delaware Charter, each holder of common stock will be entitled to one vote for each share held on matters submitted to a vote of stockholders.
Cumulative Voting Right:	Under the MBCA and the Massachusetts Charter, the holders of common stock do not have cumulative voting rights in the election of directors.	Under the DGCL and the Delaware Charter, the holders of common stock will not have cumulative voting rights in the election of directors.
Rights of Holders of Preferred Stock:	The Massachusetts Charter provides that the Board is authorized to fix the designation and number of any series of preferred stock and to determine the rights, power, preferences, qualifications, limitations, restrictions, voting rights and the relative, participating, optional or other special rights of such preferred stock.	The Delaware Charter provides that the Board will be authorized to fix the designation and number of any series of preferred stock and to determine the rights, powers, preferences, qualifications, limitations, restrictions, voting powers, and the relative, participating, optional or other special rights of such preferred stock.
Number and Classification of Directors:

The Massachusetts Charter and Massachusetts By-Laws provide that all directors shall be elected to hold office for staggered three-year terms expiring at the third annual meeting following the annual meeting at which such director was elected, which means that we have a classified board of directors.

The Delaware Charter and Delaware Bylaws provide that all directors will be elected to hold office for staggered three-year terms expiring at the third annual meeting following the annual meeting at which such director was elected, which means that we will continue to have a classified board of directors.

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	Massachusetts	Delaware

The Massachusetts Charter and Massachusetts By-Laws provide that the number of directors be not less than three nor more than nine, as determined by a majority of the stockholders or the Board, and may be decreased either by the stockholders or by a majority of the Board, but only to eliminate vacancies.

Pursuant to the Delaware Charter and Delaware Bylaws, the number of directors will not be less than three nor more than nine, as determined by a majority of the authorized directors, and may be decreased either by the stockholders or a majority of the Board, but only to eliminate vacancies.

Removal of Directors:	Under the Massachusetts Charter, a director may be removed, only for cause, by the holders of at least 75% of the outstanding shares of capital stock then entitled to vote at an election of directors.	Under the Delaware Charter and Delaware Bylaws, a director may be removed, only for cause, by the holders of at least 75% of the outstanding shares of capital stock then entitled to vote at an election of directors.
Special Meetings of Stockholders:

Under the MBCA, a special meeting of stockholders of a corporation may be called by the board of directors or the persons authorized to do so by the corporation’s articles of organization or by-laws, or unless otherwise provided in such articles of organization or by-laws, by the holders of at least 40% of the votes entitled to be cast on any issue to be considered at the proposed meeting.

The Massachusetts Charter and Massachusetts By-Laws provide that special meetings of stockholders may be called by:

(1)   the Chairman of the Board; or

(2)   the President,

and that this provision may only be amended with the affirmative vote of the holders of at least 75% of the votes that all stockholders would be entitled to cast at any annual election of directors.

Under the DGCL, a special meeting of stockholders of a corporation may be called by the board of directors or such persons as may be authorized by the corporation’s certificate of incorporation or bylaws.

The Delaware Charter and Delaware Bylaws provide that special meetings of stockholders may be called by:

(1)   the Chairman of the Board; or

(2)   the President,

and that this provision may only be amended with the affirmative vote of the holders of at least 75% of the votes that all stockholders would be entitled to cast at any annual election of directors.

Special Meetings of Board:	The Massachusetts By-Laws provide that special meetings of the Board may be called by the Chairman of the Board, President, Treasurer, two or more Directors, any one Director who is a member of the Executive Committee or by one Director, in the event that there is only a single Director in office.	The Delaware Bylaws provide that special meetings of the Board may be called by the Chief Executive Officer or by any two members of the Board.
Stockholder Action by Written Consent:

The MBCA permits corporate action without a meeting of stockholders of a corporation upon the written consent of all stockholders entitled to vote on the action, or to the extent permitted by the corporation’s articles of organization, by stockholders having not less than the minimum number of votes necessary to take the action at a meeting at which all stockholders entitled to vote on the action are present and voting.

The Massachusetts Charter and Massachusetts By-Laws provide that stockholders may not take any action by written consent in lieu of a meeting.

The DGCL permits corporate action without a meeting of stockholders of a corporation upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the corporation’s certificate of incorporation expressly provides otherwise.

The Delaware Charter and Delaware Bylaws provide that stockholders may not take any action by written consent in lieu of a meeting.

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	Massachusetts	Delaware
Quorum of Stockholders:	Under the Massachusetts By-Laws, the holders of a majority of the shares outstanding and entitled to vote at a stockholders meeting will constitute a quorum with respect to that matter, except that if two or more classes of stock are outstanding and entitled to vote as separate classes, with respect to each class, a quorum will consist of the holders of a majority of the shares of that class outstanding and entitled to vote.	Under the Delaware Bylaws, the holders of a majority in voting power of the shares outstanding and entitled to vote at a stockholders meeting, present in person or represented by proxy, will constitute a quorum.
Advance Notice Procedures for Stockholder Proposal or Director Nomination:	A stockholder entitled to vote at an annual or special meeting may request business to be brought before that meeting and may nominate a person for election as a director, in each case, by providing written notice as set forth in the Massachusetts By-Laws to our Clerk not more than 10 days after the date of the meeting notice, in the case of business to be brought before a special meeting of stockholders, and not less than 30 days prior to the first anniversary date of the meeting notice to the previous year’s annual meeting, in the case of business to be brought before an annual meeting of stockholders; provided, however, that such notice shall not be required to be given more than 60 days prior to an annual meeting of stockholders.	A stockholder entitled to vote at an annual meeting may request business to be brought before that meeting and may nominate a person for election as a director, in each case, by providing written notice as set forth in the Delaware Bylaws to our Secretary not less than 90 nor more than 120 days prior to the first anniversary of the date of our preceding year’s annual meeting of stockholders. If the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 70 days after the anniversary of the preceding year’s annual meeting, however, notice by the stockholder must be delivered not earlier than the close of business on the one hundred-twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Business Combinations with Interested Stockholders:

Chapter 110F of the MBCA provides that a corporation may not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder became an interested stockholder unless:

(1)  prior to such date, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

(2)  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 90% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer); or

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation may not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless:

(1)   prior to such date, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

(2)  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer); or

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	Massachusetts	Delaware

(3)   on or subsequent to such date, the business combination is approved by the board of directors and by the affirmative vote at an annual or special meeting, and not by written consent, of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

(3)  on or subsequent to such date, the business combination is approved by the board of directors and by the affirmative vote at an annual or special meeting, and not by written consent, of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Mergers and Acquisitions:

Under the MBCA, a merger, share exchange and sale of all or substantially all assets of a corporation must be approved by the board of directors and, unless (1) a greater percentage vote is required by the corporation’s articles of organization, by-laws or board or (2) a lesser percentage vote is required by the articles of organization, the merger, share exchange or sale of assets must be approved by two-thirds of all the shares entitled to vote on the matter. The articles of organization may provide for a lesser vote than two-thirds but not less than a majority of the shares entitled to vote on the matter.

The Massachusetts Charter provides that a merger, consolidation or sale of substantially all of the assets of the Company may be approved by a majority of all of the shares entitled to vote on the matter.

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution must be approved by the corporation’s board of directors and a majority of the outstanding shares entitled to vote.

The Delaware Charter and Delaware Bylaws do not specify a voting power requirement.

Charter Amendments:

Under the MBCA, any amendments to a corporation’s articles of organization must be adopted by the board of directors and, unless (1) a greater percentage vote is required by the corporation’s articles of organization, by-laws or board or (2) a lesser percentage vote is required by the articles of organization, the amendment generally must be approved by the holders of two-thirds of all shares entitled to vote on the matter.

The Massachusetts Charter provides that, by vote of a majority of the stock outstanding and entitled to vote (or if there are two or more classes of stock entitled to vote as separate classes, then by vote of a majority of each such class of stock outstanding), we may authorize any amendment to the Massachusetts Charter, except certain provisions cannot be amended without an affirmative vote of holders of 75% of the votes that all the stockholders would be entitled to cast at any annual election of directors or class of directors, including provisions relating to:

The DGCL provides that a corporation may amend its certificate of incorporation upon the adoption of a resolution setting forth the proposed amendment by the board of directors and thereafter by the affirmative vote of holders of a majority of the outstanding shares entitled to vote on the matter, unless the certificate of incorporation provides for a different vote of the stockholders.

The Delaware Charter requires the affirmative vote of holders of at least 75% of the voting power of the shares of the outstanding voting stock entitled to vote thereon, voting together as a single class to approve certain amendments to the Delaware Charter, including provisions relating to:

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	Massachusetts	Delaware

(1)  the authority and structure of the Board, as well as removal and vacancies of directors;

(2)  prohibition of action by written consent of stockholders; and

(3)  requirements that special meetings may be called by the President or the Chairman of the Board and that business transacted at such special meetings shall be limited to matters related to the stated purposes of the meeting.

(1)  the authority and structure of the Board, as well as removal and vacancies of directors;

(2)  prohibition of action by written consent of stockholders;

(3)  requirements that special meetings may be called by the President or the Chairman of the Board and that business transacted at such special meetings shall be limited to matters related to the stated purposes of the meeting;

(4)  amendment of the Delaware Charter or Delaware Bylaws;

(5)  prohibition of cumulative voting by stockholders; and

(6)  indemnification of certain covered persons.

Bylaw Amendments:

The MBCA provides that stockholders have the power to make, amend or repeal the by-laws of a corporation.

The Massachusetts By-Laws may be amended by the vote of holders of a majority of the shares of each class of the capital stock entitled to vote at any annual or special meeting of stockholders, except that the following provisions of the Massachusetts By-Laws may only be amended by the affirmative vote of holders of 75% of the votes that all stockholders would be entitled to cast at any annual election of directors:

(1)   prohibition of action by written consent of stockholders; and

(2)   requirements that special meetings may be called by the President or the Chairman of the Board and that business transacted at such special meetings shall be limited to matters related to the stated purposes of the meeting.

The Massachusetts By-Laws may also be amended by the Board except with respect to any provision that by law, the Massachusetts Charter or the Massachusetts By-Laws requires action by the stockholders.

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation.

The Delaware Bylaws may be amended by the vote of holders of a majority of the outstanding voting power of the shares of capital stock entitled to vote thereon, except that certain provisions of the Delaware Bylaws may only be amended by the affirmative vote of holders of 75% of the outstanding voting power of the shares of capital stock entitled to vote thereon, including those relating to:

(1)   meetings of stockholders;

(2)   structure and meetings of the Board;

(3)   indemnification of certain covered persons;

(4)   exclusivity of the forum of the Delaware Court of Chancery.

The Delaware Bylaws may also be amended by the Board except with respect to any provision that by law, the Delaware Charter or the Delaware Bylaws requires action by the stockholders.

Dividends:	Under the Massachusetts Charter, dividends on common stock may be declared and paid from funds lawfully available, as and when determined by the Board and subject to any preferential dividend rights of any then outstanding preferred stock.	Under the Delaware Bylaws, dividends on common stock may be declared by the Board and are subject to any preferential dividend or other rights of any then outstanding preferred stock and to the requirements of applicable law.
Limitation of Liability:

The MBCA authorizes a corporation to adopt a charter provision eliminating or limiting the personal liability of directors to the corporation for monetary damages for breach of fiduciary duty, except for liability for:

The DGCL eliminates the liability of a director for monetary damages for breach of fiduciary duty, except for liability:

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	Massachusetts	Delaware

(1)  any breach of the director’s duty of loyalty to the corporation or its stockholders;

(2)  acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; or

(3)  any improper distributions to stockholders under the MBCA, or any transaction from which the director derived any improper personal benefit.

The Massachusetts Charter limits the liability of our directors in accordance with the MBCA.

(1)  for any breach of the director’s duty of loyalty to the corporation or its stockholders;

(2)  for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

(3)  under Section 174 of the DGCL; or

(4)  for any transaction from which the director derived any improper personal benefit.

The Delaware Charter limits the liability of our directors in accordance with the DGCL.

Indemnification of Officers and Directors:

The MBCA provides that a corporation may indemnify an individual who is a party to a proceeding because the individual is a director or officer against liability incurred if he or she acted in good faith and reasonably believed his or her conduct was in the best interests of the corporation.

The MBCA also provides that a corporation must indemnify a director or officer who was successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he was a director of the corporation against expenses incurred in connection with the proceeding.

The MBCA permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

Pursuant to the DGCL, a corporation has the power to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the individual’s conduct was unlawful.

The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

The DGCL permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are nonexclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

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	Massachusetts	Delaware
	The Massachusetts Charter and Massachusetts By-Laws contain indemnification provisions consistent with the MBCA.	The Delaware Charter and Delaware Bylaws contain indemnification provisions consistent with the DGCL.
Stock Redemption and Repurchases:	Under the MBCA, a corporation may acquire its own shares and those shares constitute authorized but unissued shares.	Under the DGCL, a corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.
Voting and Proxies:	Under the Massachusetts By-Laws, any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.	Under the Delaware Bylaws, at meetings of stockholders for the election of directors at which a quorum is present where the number of director nominees is equal to the number of positions on the Board to be filled through election and proxies are solicited for such election of directors solely by the corporation, the affirmative vote of a majority in voting power of the shares of stock of the corporation that are voting in the election of directors shall be required to elect. In all other meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect a director.
Duration of Proxies:	Under the MBCA, no proxy dated more than six months before the meeting named therein shall be valid and no proxy shall be valid after the final adjournment of such meeting. Unless otherwise provided in the appointment form, an appointment of a proxy will remain valid for a period of 11 months.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period.
Stockholders’ Right to Inspect Books and Records:

The MBCA provides that upon five days written notice a stockholder of a corporation is entitled to inspect and copy, during regular business hours at the office where they are maintained, copies of any of the following records of the corporation:

(1)   articles of organization and bylaws,

(2)   resolutions adopted by the board of directors creating one or more classes or series of shares and fixing their rights and preferences,

(3)   minutes and written consents of all stockholders’ meetings for the past three years,

(4)   all written communications to stockholders generally within the past three years, including financial statements furnished,

(5)   a list of the names and business addresses of the corporation’s current directors and officers, and

(6)   the corporation’s most recent annual report delivered to the secretary of state.

The DGCL provides that any stockholder of record may demand to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order.

There is no related provision in the Delaware Bylaws.

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	Massachusetts	Delaware

Under the Massachusetts By-Laws, records of all meetings of the incorporators and stockholders, and stock records, shall be available at all reasonable times for the inspection of any stockholder for any proper purpose.

Appraisal and Dissenters Rights:

Under the MBCA, stockholders have appraisal rights in the event of certain corporate actions such as a merger, share exchange or action that materially and adversely affects the rights of a stockholder.

If a proposed corporate action requiring appraisal rights is submitted to vote at a stockholder meeting, a stockholder who wishes to assert appraisal rights must:

(1)  deliver to the corporation, before the vote is taken, written notice of intent to demand payment for shares if the proposed action is effected; and

(2)  not vote any shares in favor of the proposed action.

The corporation is required to pay fair value to a stockholder exercising appraisal rights for the shares held by such stockholder. If fair value is unsettled, the MBCA provides for resolution of fair value in a single equitable proceeding in a court in the county in Massachusetts where the corporation’s principal office or registered office is located.

Under the DGCL, stockholders have appraisal rights in the event of certain corporate actions such as a merger or consolidation. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder.

If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholder meeting, a stockholder who wishes to assert dissenters’ rights must:

(1)  deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effected; and

(2)  not vote his shares in favor of the proposed action.

If fair value is unsettled, the DGCL provides for the dissenter and the corporation to petition the Delaware Court of Chancery.

Franchise Taxes:	Massachusetts imposes no franchise tax or similar fee on Massachusetts corporations.	Delaware will require that we pay annual franchise taxes determined by a formula based on the number of our authorized shares or our no-par capital, whichever would result in a lesser tax.
Exclusive Forum:	The Massachusetts Charter and Massachusetts By-Laws do not contain a provision relating to the forum to bring matters against us or on our behalf.

The Delaware Bylaws provide that, with specified exceptions, the Delaware Court of Chancery will be the sole and exclusive forum for all claims:

(a)  based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or

(b)  as to which the DGCL confers jurisdiction upon the Delaware Court of Chancery.

Regulatory Approvals and Effective Time

If approved by the requisite vote of the holders of shares of common stock, we expect the Reincorporation to become effective upon the filing of the Delaware Charter and a Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation with the Delaware Secretary of State in accordance with the DGCL and the filing of Articles of Charter Surrender with the Massachusetts Secretary of the Commonwealth in accordance with the MBCA.

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Securities Law Consequences

After the Reincorporation, we will continue to be a publicly held company, shares of common stock will continue to be traded on the NASDAQ Global Select Market under the symbol “ANIK,” and we will continue to file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. We and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were prior to the Reincorporation.

Vote Required

The affirmative vote of the holders of two-thirds of the issued and outstanding shares of common stock as of the record date is required for the approval of the Reincorporation. Abstentions and broker non-votes, if any, will be counted as votes against the Reincorporation.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and we will continue to be incorporated in Massachusetts.

Abandonment, Deferral, and Amendment

Notwithstanding a favorable vote of the stockholders, the Board of Directors may decide to abandon or defer the Reincorporation prior to its effectiveness. The Plan of Domestication, however, may not be amended after stockholder approval if the amendment would have a material adverse effect on the rights of stockholders or violate applicable law.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REINCORPORATION OF OUR COMPANY IN DELAWARE.

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PROPOSAL 3: APPROVAL OF INCREASE
AUTHORIZED SHARES OF COMMON STOCK

General

The Board of Directors has recommended an increase in the aggregate number of shares of common stock, par value $0.01, that we are authorized to issue from 60,000,000 to 90,000,000, which we refer to below as the Authorized Share Increase.

•	If Proposal 2 (Delaware Reincorporation) and this Proposal 3 are approved at the Annual Meeting, the Authorized Share Increase will be reflected in the terms of the Delaware Charter. See “Authorized Capital Stock─Delaware” in the table included under “Proposal 2: Delaware Reincorporation─Comparison of Stockholder Rights Before and After the Reincorporation” above.

•	If this Proposal 3 is approved at the Annual Meeting, but Proposal 2 is not approved, the Authorized Share Increase will be effected by an amendment to the Massachusetts Charter. Pursuant to various sections of the MBCA and the Massachusetts Charter, stockholder approval of this amendment is required to make it effective.

As of April 2, 2018, the record date for this Annual Meeting, 14,745,152 shares of common stock were outstanding. Approximately 1.34 million shares were reserved for issuance upon the exercise of equity awards granted or authorized under our equity compensation plans, and approximately an additional 1.11 million shares were reserved for issuance under our shareholder approved equity compensation plan generally. Accordingly, we currently expect to have only approximately 42.7 million shares of common stock available for future issuance.

Purpose and Effect of the Authorized Share Increase

We believe that an increase in the authorized shares of common stock would place us in a more comparable position to our peers and our competitors, the large majority of which have a number of authorized shares that far exceeds the 60,000,000 that we are currently authorized to issue, including many that have 100,000,000 or more total shares authorized. Additionally, we believe that the Authorized Share Increase will result in greater flexibility and additional potential opportunities in the future by allowing us to take any one or a combination of the following general corporate initiatives to optimize shareholder value and support our growth plans:

•	raise additional growth capital through common stock offerings;

•	issue share dividends to common stock holders;

•	provide equity incentives to attract and retain employees, officers, or directors;

•	acquire businesses, technologies, product franchises, or other assets through merger and/or acquisition activity using common stock as consideration; or

•	issue common stock for other corporate purposes.

Without an increase in the number of authorized shares of common stock, the number of remaining common shares may be insufficient to complete one or more of the above transactions if and when the Board of Directors deems it to be in the best interests of the stockholders to do so. We believe that having the additional authorized shares available to the Company for issuance, upon approval of the Board, will be beneficial to us and our stockholders by allowing us to promptly consider and respond to future business opportunities as they arise, including in relation to acquisition opportunities, which are competitive and time-sensitive. Due to market, industry, and other factors, the delay involved in calling and holding a stockholders’ meeting to approve an increase in authorized shares at the time a business opportunity presents itself may prevent us from timely pursuing that opportunity, or may significantly adversely affect the economic or strategic value of that opportunity.

We currently have no specific plans, arrangements, or understandings to issue additional shares of common stock, except for the routine and ongoing issuances under our equity incentive plans, and we have not allocated any specific portion of the proposed increase in authorized common shares to any particular purpose. We continually evaluate our capital structure and may consider an equity offering if, among other things, market conditions are favorable or there is a favorable business opportunity.

The proposed Authorized Share Increase will not affect the rights of existing stockholders, except to the extent that future issuances of common stock, including the additional shares that would be authorized if the proposed Authorized Share Increase is approved, may dilute the current equity ownership position of current holders of common stock and may be made without further stockholder approval, unless otherwise required by applicable laws or stock exchange regulations. Although the Board is motivated by business and financial considerations in proposing the Authorized Share Increase, stockholders should be aware that an increase in authorized shares could be viewed as an anti-takeover provision. While increasing the shares that the Company is authorized to issue would place us more on par with our peers, the amendment might discourage an attempt by a third party to gain control of us by acquiring a substantial number of shares of common stock in order to complete a merger, sale of all or any part of our assets, or similar transactions, because the issuance of new shares could be used to dilute the stock ownership of that third party.

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All shares of common stock, including those now authorized and those that would be authorized by the approval of this proposed amendment, are equal in rank and have the same voting, dividend, and liquidation rights. Existing stockholders have no preemptive rights to acquire or subscribe to any of the additional shares of common stock that would be authorized by the approval of the Authorized Share Increase. If the amendment is approved, it will become effective (a) If Proposal 2 is approved at the Annual Meeting, the filing of the Delaware Charter and other documents with the Delaware Secretary of State in connection with the Reincorporation or (b) if Proposal 2 is not approved, the filing of Articles of Amendment to the Massachusetts Charter with the Massachusetts Secretary of the Commonwealth.

Currently, the Massachusetts Charter authorizes us to issue 1,250,000 shares of preferred stock, of which 175,000 shares have been designated as Series B Junior Participating Cumulative Preferred Stock, par value $0.01. No other class of our capital stock is authorized.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date is required to approve the Authorized Share Increase, including, if Proposal 2 is not approved, an amendment to the Massachusetts Charter to increase the aggregate number of shares of common stock that we are authorized to issue from 60,000,000 to 90,000,000. Abstentions and broker non-votes, if any, will have the same effect on the result of this vote as votes against the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARE INCREASE.

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AUDIT COMMITTEE REPORT

The following report of the Audit Committee of the Board of Directors of Anika Therapeutics, Inc., or Anika, is required by the rules of the SEC to be included in this Proxy Statement. The purpose of the Audit Committee is to oversee Anika’s accounting and financial reporting process and the audits of its financial statements. For the fiscal year ended December 31, 2017, the independent registered public accounting firm of Anika was Deloitte & Touche LLP or Deloitte. The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which is available on Anika’s website.

As set forth in the Audit Committee Charter, management is responsible for the preparation, presentation and integrity of Anika’s financial statements, as well as for its financial reporting process, accounting policies, internal controls, and disclosure controls and procedures. Deloitte is responsible for auditing the financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and as to the effectiveness of Anika’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee this process.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements and management’s assessment of the effectiveness of internal control over financial reporting and Deloitte’s evaluation of internal control over financial reporting. The Audit Committee has also discussed with Deloitte the matters required to be discussed by Auditing Standards No. 16, as adopted by the Public Accounting Oversight Board. Finally, the Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, has discussed with Deloitte its independence in relation to Anika, and has considered the compatibility of non-audit services with such independence. Management has represented to the Audit Committee that the consolidated financial statements of Anika were prepared in accordance with generally accepted accounting principles.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of Anika be included in the Annual Report on Form 10-K for the year ended December 31, 2017 filed by Anika with the SEC.

This report is submitted by the following independent directors who comprise the Audit Committee:

Raymond J. Land, Chairperson	Joseph L. Bower	Jeffery S. Thompson

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

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PROPOSAL 4: RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITOR FOR 2018

The Audit Committee has approved the retention of Deloitte & Touche LLP, or Deloitte, an independent registered public accounting firm, as our independent auditor to report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the fiscal year ending December 31, 2018. The Audit Committee considers Deloitte to be well qualified. In the absence of contrary specification, the Proxy Committee will vote proxies received in response to this solicitation in favor of ratification of the appointment. Even if the proposal is approved, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm to serve as independent auditor at any time during the year.

Background

In April 2017, the Audit Committee of the Board of Directors completed a competitive process to determine which audit firm would serve as our independent registered public accounting firm for the year ended December 31, 2017. The Audit Committee invited several firms to participate in this competitive process, including PricewaterhouseCoopers LLP or PwC, which had been our independent registered public accounting firm since 2002. As a result of this process, and following careful deliberation, on April 24, 2017, the Audit Committee dismissed PwC as our independent registered public accounting firm effective immediately following the filing of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017. On the same day, the Audit Committee approved the appointment of Deloitte & Touche LLP, or Deloitte, to act as our independent registered public accounting firm for the remainder of 2017 effective immediately following the filing of such Quarterly Report on Form 10-Q.

The Audit Committee is responsible for the appointment, retention, termination, compensation, and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by the Massachusetts By-laws or otherwise, the Board is submitting the appointment of Deloitte to our stockholders for ratification because we value the views of our stockholders. In the event that stockholders fail to ratify the appointment of Deloitte, the Audit Committee will reconsider the appointment of Deloitte. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.

Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

The reports of PwC on our consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through April 24, 2017, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, and included explanatory paragraphs. The 2015 report included an explanatory paragraph stating: “As discussed in Note 2 to the consolidated financial statements, we changed the manner in which we classify deferred taxes in 2015 and 2014 due to the adoption of Accounting Standards Update 2015-17, Balance Sheet Classification of Deferred Taxes.”

During the fiscal years ended December 31, 2016 and 2015, and through April 24, 2017, (1) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of the SEC’s Regulation S-K and the related instructions) between PwC and our company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years, and (2) there were no ‘‘reportable events’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2016 and 2015, and through April 24, 2017, neither we, nor anyone on our behalf, consulted Deloitte regarding matters or events set forth in Item 304(a)(2) of Regulation S-K, including (1) any application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, in any case where a written report or oral advice was provided to us by Deloitte that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (2) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a ‘‘reportable event’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

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We provided PwC with a copy of the disclosures we made in a Current Report on Form 8-K prior to the time the Current Report on Form 8-K was filed with the SEC on April 28, 2017. We requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of PwC’s letter dated April 27, 2017 was attached as Exhibit 16.1 to the Current Report on Form 8-K.

In deciding to engage Deloitte, the Audit Committee reviewed auditor independence and existing commercial relationships with Deloitte, and concluded that Deloitte has no commercial relationship with us that would impair its independence.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter is required for the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions, if any, will not be treated as votes cast and will have no impact on the proposal. Because this proposal is considered a routine matter, broker non-votes will be counted.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Fees Paid to Our Principal Independent Auditors

Our independent registered public accounting firm for the year ended December 31, 2017 was Deloitte. Our independent registered public accounting firm for the year ended December 31, 2016 was PwC. The following table summarizes the fees that we paid or accrued for audit and other services provided by our principal independent auditors, Deloitte for 2017 and PwC for 2016.

Fee Category	2017	2016
Audit fees (1)	$587,825	$919,663
Audit-related fees	-	-
Tax fees	-	86,719
All other fees	-	-
Total fees	$587,825	$1,006,382
(1)	In 2017, we paid $75,000 to PwC to review the interim financial statements included in our Quarterly Report on Form 10-Q for the first quarter of 2017, which was filed on May 4, 2017.

For purposes of the preceding table:

•	Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years. In addition, Audit fees include: fees for comfort letters, consents, assistance with and review of documents filed with the SEC, Section 404 attest services, other attest services that generally only the principal independent auditor can provide, work done by tax professionals in connection with the audit or quarterly review, and accounting consultations billed as audit services, as well as other accounting and financial reporting consultation research work necessary to comply with the standards of the PCAOB.

•	Audit-related fees consist of the aggregate fees billed by the principal accountant in each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit or review.

•	Tax fees consist of fees for tax compliance, tax advice, and tax planning services for those years.

•	All other fees consist of the aggregate fees billed by the principal accountant in each of the last two fiscal years for products and services other than the services reported herein.

In considering the nature of the services provided by a principal independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

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Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our principal independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the Audit Committee approves the retention of the independent auditor to audit our financial statements, including the associated fee. The Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services, and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable. Since May 2003, each new engagement of a principal independent auditor has been approved in advance by the Audit Committee.

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PROPOSAL 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers, which is described in the section titled “Compensation Discussion and Analysis” in this Proxy Statement. We currently hold this vote annually.

As described in “Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain highly qualified executive officers and motivate them to provide a high level of performance for the benefit of our company and stockholders. Stockholders are urged to read “Compensation Discussion and Analysis,” which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy and objectives. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our objectives.

Accordingly, the following resolution is submitted for a stockholder vote at the Annual Meeting:

“RESOLVED:	That the stockholders of Anika Therapeutics, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers of Anika Therapeutics, Inc. as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth in the Proxy Statement for the 2018 Annual Meeting of Stockholders.”

This vote is advisory and will not be binding upon us or the Board. However, the Board values constructive dialogue on executive compensation, and on other important governance topics, with stockholders and encourages all stockholders to vote their shares on this matter.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter is required to approve this resolution. Abstentions and broker non-votes, if any, will not be treated as votes cast and will have no impact on this proposal. While this vote is required by law, it will not be binding on us or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE OVERALL COMPENSATION OF THE NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS RESOLUTION.

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OTHER MATTERS

The Board of Directors does not know of any other matters that will come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION EXPENSES

All costs of solicitation of proxies will be borne by us. We have retained Georgeson, Inc., an independent proxy solicitation firm, to assist us in soliciting proxies for an estimated fee of $15,000, plus reimbursement of reasonable expenses. In addition to solicitation by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies in person or by telephone, e-mail, and facsimile. We will reimburse banks, brokerage firms, and other custodians, nominees, trustees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to and soliciting proxies from beneficial holders of our shares.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders must be received by us on or before December 17, 2018 in order to be considered for inclusion in our proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy, and proposals should be directed to: Secretary, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. A stockholder who wishes to present a proposal at the 2019 Annual Meeting of Stockholders, other than a proposal to be considered for inclusion in our proxy statement described above, must have the proposal delivered personally to or mailed to and received by the Secretary, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730 U.S.A. We must receive the proposal on or before March 28, 2019, provided that such proposal shall not be required to be given more than sixty days prior to the 2019 Annual Meeting of Stockholders. The proposal must also comply with the other requirements contained in the Massachusetts By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the foregoing procedure and, if such chairman should so determine, he or she shall so declare to the meeting that the defective item of business shall be disregarded.

Pursuant to the rules of the SEC, services that deliver our communications to stockholders that hold their shares through a bank, broker, or other nominee holder of record may deliver to multiple stockholders sharing the same address a single copy of our 2017 Annual Report and this Proxy Statement. We will promptly deliver upon written request a separate copy of the 2017 Annual Report and/or this Proxy Statement to any stockholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, MA 01730, Attention: Secretary. Any stockholder who wishes to receive separate copies of the 2017 Annual Report or this Proxy Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee holder of record.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS CONTAINED THEREIN, FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2017, BY WRITING TO OUR SECRETARY AT ANIKA THERAPEUTICS, INC., 32 WIGGINS AVENUE, BEDFORD, MA 01730.

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APPENDIX A

PLAN OF DOMESTICATION
OF
ANIKA THERAPEUTICS, INC.

This Plan of Domestication has been adopted by Anika Therapeutics, Inc., a Massachusetts corporation (the “Company”), as of March [•], 2018.

Whereas, the Company is a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and is authorized to issue 60,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”) and 1,250,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”);

Whereas, the Company wishes to change its domicile of incorporation from Massachusetts to Delaware by domesticating in Delaware on the terms set forth herein; and

Whereas, the Board of Directors of the Company (the “Board”) has adopted a resolution approving this Plan of Domestication;

Now, therefore, the Company agrees as follows:

1.          Domestication. The Company shall reincorporate from Massachusetts to Delaware by domesticating in Delaware pursuant to Section 265 of the Delaware General Corporation Law and Section 9.20 of the Massachusetts Business Corporations Act. Following the domestication, the Company shall be governed by the laws of the State of Delaware. The domestication of the Company in Delaware is referred to as the “Domestication.”

2.          Stockholder Approval. The Company shall submit this Plan of Domestication to its stockholders for approval at the Company’s 2018 Annual Meeting of Stockholders.

3.          Effective Date. The Domestication shall be effective upon the filing of a Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation (the “Certificate of Conversion”) with the Secretary of State of the State of Delaware and the filing of Articles of Charter Surrender with the Secretary of the Commonwealth of the Commonwealth of Massachusetts, which filings shall be made as soon as practicable after all required stockholder approvals have been obtained. The time of such effectiveness is referred to as the “Effective Date.”

4.          Common Stock. On the Effective Date, by virtue of the Domestication and without any action on the part of the holders thereof, each share of Common Stock of the Company issued and outstanding immediately prior thereto shall be unchanged, shall continue to represent one share of Common Stock of the Company as a Delaware corporation, and shall remain issued and outstanding immediately after consummation of the Domestication.

5.          Options and Restricted Equity. On the Effective Date, by virtue of the Domestication and without any action on the part of the holders thereof, all stock options, stock appreciation rights, restricted stock units and other restricted equity outstanding and unexercised as of the Effective Date and awarded under the Company’s equity plans in effect on the Effective Date shall continue and remain in effect upon the same terms and conditions as were in effect immediately prior to the Domestication, and the Company shall continue to reserve that number of shares of Common Stock with respect to each such equity plan as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions thereof.

6.          Stock Certificates. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of the Common Stock of the Company shall be deemed for all purposes to continue to evidence ownership of and to represent the shares of the Company into which the shares represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Company evidenced by such outstanding certificate as above provided.

7.          Succession. On the Effective Date, all of the rights, privileges, debts, liabilities, powers and property of the Company as a Massachusetts corporation shall continue to be the rights, privileges, debts, liabilities, powers and property of the Company as a Delaware corporation in the manner and as more fully set forth in Section 265 of the Delaware General Corporation Law. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, agreements, contracts and other assets of every kind and description of the Company shall continue to be vested in and devolved upon the Company without further act or deed. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall continue to be obligations of the Company.

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8.          Certificate of Incorporation and By-laws. Immediately prior to or simultaneously with the filing of the Certificate of Conversion, the Company shall file the Certificate of Incorporation in the form of Exhibit A hereto (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which shall become the Certificate of Incorporation of the Company as of the Effective Date. The Bylaws set forth as Exhibit B hereto (the “Bylaws”) shall become the Bylaws of the Company as of the Effective Date.

9.          Directors and Officers. The members of the Board and the officers of the Company immediately prior to the Effective Date shall continue in office following the Effective Date until the expiration of their respective terms of office and until their successors have been elected and qualified.

10.        Amendment. This Plan of Domestication may be amended by the Board at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this plan by the stockholders of the Company shall not alter or change (a) the amount or kind of shares or other securities, obligations, rights to acquire shares or other securities, cash, or other property to be received by the stockholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted by the Delaware General Corporation Law comparable to those permitted by Section 10.05 of the Massachusetts Business Corporation Act, or (c) any of the terms and conditions of this Plan of Domestication if such alteration or change would adversely affect the holders of any class or series of stock of the Company in any material respect.

11.        Abandonment or Deferral. At any time before the Effective Date, this Plan of Domestication may be terminated and the Domestication may be abandoned by the Board, notwithstanding the approval of this Plan of Domestication by the stockholders of the Company or the consummation of the Domestication may be deferred for a reasonable period of time if, in the opinion of the Board, such action would be in the best interests of the Company. In the event of termination of this Plan of Domestication, this Plan of Domestication shall become void and of no effect and there shall be no liability on the part of the Company, the Board or the Company’s stockholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Domestication or in respect of this Plan of Domestication or relating thereto.

This Plan of Domestication has been adopted by the Board as of March 23, 2018.

In Witness Whereof, the undersigned has caused this Plan of Domestication to be signed as of _________________, 2018.

Anika Therapeutics, Inc.
(a Massachusetts Corporation)

By:
Chief Executive Officer and President

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APPENDIX B

CERTIFICATE OF INCORPORATION
OF
ANIKA THERAPEUTICS, INC.

Article I

The name of this corporation is Anika Therapeutics, Inc. (the “Corporation”).

Article II

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

Article III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

Article IV

A.       Classes of Stock and Authorized Shares. The Corporation is authorized to issue two classes of capital stock to be designated, respectively, Common Stock, par value $0.01 per share (“Common Stock”), and Preferred Stock, par value $0.01 per share (“Preferred Stock”). The total number of shares of capital stock that the Corporation is authorized to issue is ____________, of which ____________ shares shall be Common Stock and 1,250,000 shares shall be Preferred Stock.

B.       Rights, Powers, Preferences and Restrictions of Preferred Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions thereof and the filing of a certificate pursuant to the General Corporation Law (a “Preferred Stock Designation”), to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

C.       Rights of Common Stock. The relative powers, rights, qualifications, limitations and restrictions granted to or imposed on the shares of Common Stock are as follows:

1.       General. The voting powers and dividend and liquidation rights and preferences, if any, of the holders of Common Stock are subject to and qualified by the rights of the holders of Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of Preferred Stock of any series.

2.       Voting Rights. Except as may be otherwise provided by this Certificate of Incorporation, a Preferred Stock Designation or by applicable law, the holders of Common Stock shall be entitled to one vote for each share upon each matter presented to the stockholders of the Corporation; provided that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation or a Preferred Stock Designation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation, a Preferred Stock Designation or the General Corporation Law. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

3.       Dividends. Dividends may be declared and paid on Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

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4.       Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

Article V

A.       Amendment of Bylaws by Board. In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law, and subject to the terms of any Preferred Stock Designation, the Board of Directors is expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation.

B.       Amendment of Bylaws by Stockholders. In addition to the amendment of the Bylaws by the Board of Directors pursuant to Section A of this Article V, the stockholders of the Corporation also may amend the Bylaws pursuant to this Section B of this Article V; provided, however, that, in addition to any other vote required by this Certificate of Incorporation, a Preferred Stock Designation or the Bylaws of the Corporation, the stockholders may not adopt, amend, alter or repeal Article I, II, VI or VIII or Section 7.6 of the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved by the affirmative vote of at least seventy-five percent of the outstanding voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon.

Article VI

A.       Authority of Board. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B.       Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors pursuant to any Preferred Stock Designation, the total number of authorized directors constituting the Board of Directors shall consist of not less than three members nor more than nine members. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors.

C.       Classified Board Structure. The directors, other than any who may be elected by the holders of any series of Preferred Stock pursuant to any Preferred Stock Designation (“Preferred Stock Directors”), shall be divided into three classes hereby designated Class I, Class II and Class III, as nearly equal in number as possible. No one class shall have more than one director more than any other class. The Board of Directors may assign members of the Board of Directors already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors shall expire at the first annual meeting of the stockholders following the effectiveness of this Certificate of Incorporation (the “Effective Time”), the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Effective Time, and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Effective Time. At each annual meeting of stockholders, commencing with the first annual meeting of stockholders following the Effective Time, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified or until his or her earlier death, resignation, or removal. In case of any increase or decrease, from time to time, in the number of directors (other than any Preferred Stock Directors), the number of directors in each class shall be apportioned as nearly equal as possible so that no one class has more than one director more than any other class.

D.       Removal; Vacancies. Any director (other than any Preferred Stock Director) may be removed from office by the stockholders of the Corporation only for cause by the affirmative vote of the holders of at least seventy-five percent of the outstanding voting power of the stockholders entitled to vote thereon. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled exclusively pursuant to a resolution adopted by the Board of Directors and not by the stockholders. A person elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

E.       Quorum; Vote Required for Action. At all meetings of the Board of Directors, the directors entitled to cast a majority of the votes of the he total number of authorized directors, whether or not there exist any vacancies, in previously authorized directorships shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third of the total number of directors constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Except in cases in which this Certificate of Incorporation, the Bylaws of the Corporation or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

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Article VII

No stockholder will be permitted to cumulate votes in any election of directors. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Article VIII

A.       Special Meetings. Special meetings of the stockholders may be called only by the President of the Corporation or the Chairman of the Board of Directors of the Corporation. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

B.       No Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing (or by electronic communication) by such stockholders.

Article IX

A.       The Corporation shall indemnify (and advance expenses to) its officers and directors to the full extent permitted by the General Corporation Law, as amended from time to time.

B.       To the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability.

C.        No amendment to or repeal of this provision, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article IX, shall apply to or have any effect on (1) the liability or alleged liability of any director of the Corporation or the (2) indemnification and advancement rights of any director or officer, in each case, for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the General Corporation Law is amended to permit further elimination or limitation of the personal liability of directors or to permit greater indemnification or advancement rights of directors and officers, then the directors and officers of the Corporation shall be protected from liability (whether through exculpation, indemnification or advancement rights) to the fullest extent permitted by the General Corporation Law as so amended.

Article X

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Certificate of Incorporation or applicable law and in addition to any affirmative vote of the holders of any particular class of capital stock of the Corporation required by applicable law or by a Preferred Stock Designation or this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend alter or repeal Articles V, VI, VIII or IX, or this Article X, of this Certificate of Incorporation.

Article XII

The name and mailing address of the incorporator are as follows:

Name:	Joseph Darling
Mailing Address:	32 Wiggins Avenue
Bedford, Massachusetts 01730

* * *

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In Witness Whereof, this Certificate of Incorporation has been signed on behalf of the Corporation by the sole incorporator as of March __, 2018.

Sole Incorporator

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APPENDIX C

BYLAWS

OF

ANIKA THERAPEUTICS, INC.

(Adopted as of                        , 2018)

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Section 8.2.	Seal	10
Section 8.3.	Method of Notice	10
Section 8.4.	Waiver of Notice	10
Section 8.5.	Form of Records	10
Section 8.6.	Amendment of Bylaws	10
Section 8.7.	Registered Stockholders	11
Section 8.8.	Facsimile Signature	11
Section 8.9.	Interpretation	11

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ARTICLE I
Meetings of Stockholders

Section 1.1.                 Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors (the “Board”) of Anika Therapeutics, Inc., a Delaware corporation (the “Corporation”) from time to time. Any other proper business may be transacted at the annual meeting.

Section 1.2.                 Special Meetings. Special meetings of stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation’s certificate of incorporation, as amended, restated, supplemented or otherwise modified (the “Certificate of Incorporation”), may be called at any time by the President or by the Chairman of the Board. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 1.3.                 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4.                 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 1.5.                 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of not less than majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, then either (a) the chairperson of the meeting or (b) a majority in voting power of the stockholders so present (in person or by proxy) and entitled to vote may adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including its own stock, held by it in a fiduciary capacity.

Section 1.6.                 Organization. Meetings of stockholders shall be presided over by the Chief Executive Officer or, in his or her absence, by the President or, in his or her absence, by a Vice President or, in the absence of the foregoing persons, by a chairperson designated by the Board or, in the absence of such designation, by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7.                 Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder that has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At meetings of stockholders for the election of directors at which a quorum is present where the number of director nominees is equal to the number of positions on the Board to be filled through election and proxies are solicited for such election of directors solely by the Corporation, the affirmative vote of a majority in voting power of the shares of stock of the Corporation that are voting in the election of directors shall be required to elect. In all other meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect. All other questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation that are voting on the matter.

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Section 1.8.                 Fixing Date for Determination of Stockholders of Record.

(a)                In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b)               In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 1.9.                 List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.

Section 1.10.             Action by Written or Electronic Consent of Stockholders. The stockholders of the Corporation may not take any action by written or electronic consent of stockholders to action without a meeting.

Section 1.11.             Inspectors of Election. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

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Section 1.12.             Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.13.             Notice of Stockholder Business and Nominations.

(a)                Annual Meetings of Stockholders.

(i)                 Nominations of persons for election to the Board of the Corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or any committee thereof or (C) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.13.

(ii)               For any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 1.13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business (other than the nominations of persons for election to the Board) must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth day, nor earlier than the close of business on the one hundred twentieth day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (I) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder and (II) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (I) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (II) the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (III) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (IV) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (V) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (VI) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, and (VII) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 1.13 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

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(iii)             Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.13 to the contrary, in the event that the number of directors to be elected to the Board of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (a)(ii) of this Section 1.13 and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a stockholder's notice required by this Section 1.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b)               Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or any committee thereof or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1.13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this Section 1.13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

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(c)                General.

(i)                 Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.13. Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group that solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (a)(ii)(C)(VI) of this Section 1.13) and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 1.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.13, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii)               For purposes of this Section 1.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii)             Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.13; provided however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.13 (including paragraphs (a)(i)(C) and (b) hereof), and compliance with paragraphs (a)(i)(C) and (b) of this Section 1.13 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of (a)(ii), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 1.13 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

ARTICLE II
Board

Section 2.1.                 Number; Qualifications. Subject to the Certificate of Incorporation, the Board shall consist of not less than three members nor more than nine members, the number thereof to be determined from time to time by resolution of the Whole Board (as defined below). Directors need not be stockholders. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships.

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Section 2.2.                 Classification; Resignation; Vacancies. The Board shall be divided into three classes (Class I, Class II and Class III) and shall serve staggered three-year terms as set forth in the Certificate of Incorporation. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect when such notice is given unless the notice specifies (a) a later effective date, or (b) an effective date determined upon the happening of an event or events. Unless otherwise specified in the notice of resignation, the acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided by law or the Certificate of Incorporation, any newly created directorship or any vacancy occurring in the Board for any cause may be filled only by a majority of the remaining members of the Board, although such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

Section 2.3.                 Removal. Any one or more or all of the directors may be removed, but only for cause, by the holders of at least seventy-five percent of the then issued and outstanding shares of capital stock then entitled to vote at an election of directors.

Section 2.4.                 Regular Meetings. Regular meetings of the Board may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine.

Section 2.5.                 Special Meetings. Special meetings of the Board may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer or by any two members of the Board. Notice of a special meeting of the Board shall be given by the person or persons calling the meeting either by first class United States mail at least three days before such special meeting, or by overnight mail, courier service, electronic transmission, or hand delivery at least 48 hours before the special meeting or such shorter period as is reasonable under the circumstances.

Section 2.6.                 Telephonic Meetings Permitted. Members of the Board, or any committee designated by the Board, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.7.                 Quorum; Vote Required for Action. At all meetings of the Board the directors entitled to cast a majority of the votes of the Whole Board shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third of the total number of directors constitute a quorum. Except in cases in which the Certificate of Incorporation, these Bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board.

Section 2.8.                 Organization. Meetings of the Board shall be presided over by the Board Chair (as defined in Section 2.10), if any, or, in the absence of a Board Chair, by another director chosen by the participating directors to act as chairperson at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the Board Chair or chairperson presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 2.9.                 Action by Unanimous Consent of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or committee in accordance with applicable law.

Section 2.10.             Chair and Vice Chair of the Board. The Board may elect one or more of its members to serve as Chair of the Board (the “Board Chair”) or as Vice Chair of the Board and may fill any vacancy in such position at such time and in such manner as the Board shall determine. The Board Chair, if any, shall preside at all meetings of the Board at which he or she is present and shall perform such duties and possess such powers as are designated by the Board. If the Board of Director appoints a Vice Chair of the Board, he or she shall, in the absence or disability of the Board Chair perform the duties and exercise the powers of the Board Chair and shall perform such other duties and possess such other powers as may from time to time be designated by the Board. The fact that a person serves as Board Chair or Vice Chair of the Board shall not make such person considered an officer of the Corporation.

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ARTICLE III
Committees

Section 3.1.                 Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 3.2.                 Committee Rules. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these Bylaws.

ARTICLE IV
Officers

Section 4.1.                 Officers. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Chief Financial Officer, a Treasurer, a Secretary, and such other officers as the Board may from time to time determine, which may include and one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries. Each of the Corporation’s officers shall be elected by the Board, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board. Each officer shall be chosen by the Board and shall hold office for such term as may be prescribed by the Board and until such person’s successor shall have been duly chosen and qualified, or until such person's earlier death, disqualification, resignation or removal.

Section 4.2.                 Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect when such notice is given unless the notice specifies (a) a later effective date, or (b) an effective date determined upon the happening of an event or events, such as the failure to receive the required vote for reelection as a director and the acceptance of such resignation by the Board. Unless otherwise specified in the notice of resignation, the acceptance of such resignation shall not be necessary to make it effective. If any vacancy occurs in any office of the Corporation, the Board may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 4.3.                 Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation and shall be responsible for corporate policy and strategy. Unless otherwise provided in these Bylaws, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall preside at meetings of the stockholders. In the absence of a separately appointed President, the Chief Executive Officer shall be the President.

Section 4.4.                 President. The President shall have such powers and duties as the Board may from time to time determine and, in the absence of a separately appointed Chief Operating Officer, shall have the powers and duties ascribed to the Chief Operating Officer. The President shall have the power to affix the signature of the Corporation to all contracts that have been authorized by the Board or the Chief Executive Officer. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer.

Section 4.5.                 Chief Operating Officer. The Chief Operating Officer shall exercise all the powers and perform the duties of the office of the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The Chief Operating Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine.

Section 4.6.                 Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine. In the absence of a separately appointed Treasurer, the Chief Financial Officer shall be the Treasurer.

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Section 4.7.                 Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine.

Section 4.8.                 Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine.

Section 4.9.                 Secretary. The powers and duties of the Secretary are to: (a) act as secretary at all meetings of the Board, of the committees of the Board and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (b) see that all notices required to be given by the Corporation are duly given and served; (c) act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (e) perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine.

Section 4.10.             Additional Matters. The Chief Executive Officer and the Chief Financial Officer shall have the authority to designate employees of the Corporation to have the title of Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board.

Section 4.11.             Execution of Contracts and Instruments. All contracts, deeds, mortgages, bonds, certificates, checks, drafts, bills of exchange, notes and other instruments or documents to be executed by or in the name of the Corporation shall be signed on the corporation’s behalf by such officer or officers, or other person or persons, as may be so authorized (a) by the Board or (b) subject to any limitations the Board may impose, by the Chief Executive Officer. Such authority may be general or confined to specific instances and, if the Board or Chief Executive Officer (whichever grants authority) so authorizes or otherwise directs, may be delegated by the authorized officers to other persons. Unless otherwise provided in such resolution, any resolution of the Board or a committee thereof authorizing the Corporation to enter into any such instruments or documents or authorizing their execution by or on behalf of the Corporation shall be deemed to authorize the execution thereof on its behalf by the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President (an “Authorized Officer”). Furthermore, each Authorized Officer shall be authorized to enter into any contract or execute any instrument in the name of and on behalf of the Corporation in matters arising in the ordinary course of the Corporation’s business and to the extent incident to the normal performance of such Authorized Officer’s duties.

ARTICLE V
Stock

Section 5.1.                 Certificates. The shares of the Corporation may be certificated or uncertificated in accordance with the Delaware General Corporation Law, and shall be entered in the books of the Corporation and registered as they are issued. The issue of shares in uncertificated form shall not affect shares represented by a certificate until the certificate is surrendered to the Corporation. Any certificates representing shares of the Corporation’s stock shall be in such form as may be prescribed by law and by the Board, certifying the number and class of shares owned by such stockholder in the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by any two authorized officers of the Corporation certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

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Section 5.2.                 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue (a) a new certificate of stock or (b) uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI
Indemnification and Advancement of Expenses

Section 6.1.                 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3 of these Bylaws, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of the Corporation.

Section 6.2.                 Prepayment of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3.                 Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 6.4.                 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5.                 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 6.6.                 Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

Section 6.7.                 Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

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ARTICLE VII
Exclusive Forum

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for all claims, including claims in the right of the Corporation, (a) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (b) as to which Title 8 of the Delaware Code confers jurisdiction upon the Court of Chancery, except for, as to each of (a) and (b) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article VII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article VII (including each portion of any sentence of this Article VII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE VIII
Miscellaneous

Section 8.1.                 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.

Section 8.2.                 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board.

Section 8.3.                 Method of Notice. Whenever notice is required by law, the Certificate of Incorporation or these Bylaws to be given by the Corporation to any director, committee member or stockholder, personal notice shall not be required and any such notice may be given in writing (a) by mail, addressed to such director, committee member or stockholder at his or her address as it appears on the books of the Corporation, or (b) by any other method permitted by law (including overnight courier service, facsimile, electronic mail or other means of electronic transmission) directed to the addressee at his, her or its address most recently provided to the Corporation. Any notice given by the Corporation by mail shall be deemed to have been given at the time when deposited in the United States mail. Any notice given by the Corporation by overnight courier service shall be deemed to have been given when delivered to such service. Any notice given by the Corporation by facsimile, electronic mail or other means of electronic transmission that generally can be accessed by or on behalf of the receiving party at substantially the same time as it is transmitted shall be deemed to have been given when transmitted, unless the Corporation receives a prompt reply that such transmission is undeliverable to the address to which it was directed.

Section 8.4.                 Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 8.5.                 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 8.6.                 Amendment of Bylaws. Subject to any additional votes set forth in the Certificate of Incorporation or these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the Board. Notwithstanding any provision of these Bylaws, the Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the amendment or repeal of all or any portion of Article I, II, VI or VII of these Bylaws or of this Section 8.6 by the stockholders of the Corporation shall require the affirmative vote of the holders of at least seventy-five percent of the voting power of the then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

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Section 8.7.                 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 8.8.                 Facsimile Signature. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or a committee thereof.

Section 8.9.                 Interpretation. For purposes of these Bylaws:

(a)	headings used in these Bylaws are for convenience of reference only and shall not, for any purpose, be deemed a part of these Bylaws;

(b)	the word “day” refers to a calendar day;

(c)	the words “include,” “included,” “includes” and “including” as used herein shall not be construed so as to exclude any other thing not referred to or described;

(d)	the word “or” is not exclusive; and

(e)	the definition given for any term in these Bylaws shall apply equally to both the singular and plural forms of the term defined.

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ANIKA THERAPEUTICS, INC.
Attn: SYLVIA CHEUNG
32 WIGGINS AVE.
BEDFORD, MA 01730
U.S.A.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Joseph L. Bower, D.B.A. 02 Jeffery S. Thompson

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

		For	Against	Abstain
2	Approval to change the Company's state of incorporation from Massachusetts to Delaware.	☐	☐	☐
3	Approval to increase the number of authorized shares of common stock of the Company to 90,000,000 from 60,000,000.	☐	☐	☐
4	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.	☐	☐	☐
5	Advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000372692_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com

ANIKA THERAPEUTICS, INC.
Annual Meeting of Stockholders
May 31, 2018 11:30 AM
This proxy is solicited on behalf of the Board of Directors

The undersigned, having received notice of the Annual Meeting of Stockholders and the Proxy Statement furnished herewith, revoking all prior proxies, hereby appoints Mr. Joseph Darling and Ms. Sylvia Cheung, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the 2018 Annual Meeting of Stockholders of Anika Therapeutics, Inc. (the "Company") to be held at the Company's office, 32 Wiggins Avenue, Bedford, MA 01730 on Thursday, May 31, 2018, at 11:30 a.m., local time, and at any adjournment or postponement thereof, with respect to the matters set forth on the reverse side. Any proxy may be revoked by a stockholder by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company before the taking of the vote at the 2018 Annual Meeting, by properly casting a new vote via the Internet or Telephone at any time before the closure of the Internet or Telephone facilities, or by voting in person at the meeting. Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of directors and "FOR" items 2, 3, 4, and 5, in each case, in accordance with the Board of Directors' recommendations, and voted in accordance with the discretion of the persons named as proxies on any other matters that may properly come before the Annual Meeting.

Address change/comments:

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000372692_2 R1.0.1.17